Exhibit 10.22

CONTRATO DE ARRENDAMIENTO que celebran por una parte, “INMOBILIARIA LA RUMOROSA, S.A. DE C.V.”, representada en esté acto por el señor PABLO CHARVEL OROZCO en lo sucesivo referido como “EL ARRENDADOR”, y “FOOTPRINT MX, S. DE R.L. DE C.V.” representada en esté acto por el señor TROY M. SWOPE, en lo sucesivo referido como “EL ARRENDATARIO” y que formalizan al tenor de las DECLARACIONES y CLAUSULAS siguientes:	LEASE AGREEMENT entered Into by and between, “INMOBILIARIA LA RUMOROSA, S.A. DE C.V.”, represented herein by Mr. PABLO CHARVEL OROZCO hereinafter referred to as “LESSOR”, and “FOOTPRINT MX, S. DE R.L. DE C.V.” represented herein by Mr. TROY M. SWOPE, hereinafter referred to as “LESSEE”, agreement which is formalized pursuant to the following RECITALS AND CLAUSES:

DECLARACIONES	RECITALS

Declara en esté acto EL ARRENDADOR por conducto de su representante el señor PABLO CHARVEL OROZCO:	The LESSOR hereby declares through its representative Mr. PABLO CHARVEL OROZCO:

I. Que su representada es una sociedad mercantil debidamente constituida conforme a las Leyes de los Estados Unidos Mexicanos, lo que acredita en mérito de la Escritura Pública 36,499 del volumen 709 de fecha 19 de junio de 1979 pasa ante la fe del Licenciado Pedro del Paso Regaert, Notario Público 65 de la ciudad de México, Distrito Federal, debidamente inscrita en el Registro Público de la Propiedad y del Comercio de dicha ciudad y cuya copia certificada de dicha escritura se acompaña a esté Contrato como Anexo “A”.	I. That the company he represents is duly incorporated under the laws of Mexico, which is evidenced with the public instrument 36,499 volume 709 issued on June 19th 1979, executed before attorney Pedro del Paso Regaert, Notary Public number 65 of Mexico City, duly registered upon the Public Registry of Property and Commerce of said city, a certified copy of which is attached to this Agreement as Exhibit “A”.

II. Que el señor PABLO CHARVEL OROZCO tiene capacidad legal suficiente para actuar en su nombre y representación, y sujetarla a los términos del presente Contrato, según consta en Escritura Pública No. 46,817, volumen 1546, de fecha 24 de agosto del 2009, pasada ante la fe del Licenciado RAMIRO E. DUARTE QUIJADA, Notario Público No. 10 de la Ciudad de Mexicali, Baja California, México, registrada bajo folio mercantil electrónico número 31417*1 en fecha 13 de julio del 2010, de la Sección Comercio del Registro Público de la Propiedad y de Comercio en esta Ciudad de Mexicali, Baja California, y cuya copia certificada de dicha escritura se acompaña a esté Contrato como Anexo “B”.	II. That Mr. PABLO CHARVEL OROZCO has sufficient legal capacity to act on its name and representation and to bind it in terms of this Agreement, as evidenced in Public Instrument No. 46,817, volume 1546, dated August 24, 2009, executed before Attorney RAMIRO E. DUARTE QUIJADA, Notary Public No. 10 in the city of Mexicali, Baja California, Mexico, recorded under electronic mercantile log entry number 31417*1, on July 13, 2010, in the Commerce Section, at the Office in Mexicali , Baja California, of the Public Registry of Property and Commerce, a certified copy of which is attached to this Agreement as Exhibit “B”.

III. Se encuentra inscrita en el Registro Federal de Contribuyentes con el número IRU-790619-R65.	III. It is registered before the Federal Registry of Taxpayers under the number IRU-790619-R65.

IV. Que su domicilio se encuentra ubicado en Av. Eucalipto #2399, Colonia Rivera, Mexicali, Baja California, CP 21259.	IV. Its address is located in Ave. Eucalipto #2399, Colonia Rivera, Mexicali, Baja California, CP 21259.

V. Que es propietaria y puede disponer libremente de una porción de terreno, identificado como Lote 1, Manzana 5, del Parque Industrial Valle de Calafia, con una superficie total de 81,140.32 m2 (ochenta y un mil ciento cuarenta punto treinta y dos metros cuadrados), equivalentes a 873,394.40 ft2 (ochocientos setenta y tres mil trescientos noventa y cuatro punto cuarenta pies cuadrados), y de las mejoras construidas en el mismo y que se detallarán más adelante en el presente, incluyendo pero no limitado al edificio ubicado dentro de dicho parque industrial, identificado como Edificio Industrial IV. El alcance de esté contrato constituye una superficie de terreno dentro de dicho Lote, de 4,782.41 m2 (cuatro mil setecientos ochenta y dos punto cuarenta y un metros cuadrados), equivalentes a 51,477.56 ft2 (cincuenta y un mil cuatrocientos setenta y siete punto cincuenta y seis pies cuadrados), en lo subsecuente referida como la “Superficie de Terreno”, con una superficie construida total de 2,363.89 m2 (dos mil trecientos sesenta y tres punto ochenta y nueve metros cuadrados), equivalente a 25,444.70 ft’ (veinticinco mil cuatrocientos cuarenta y cuatro punto setenta pies cuadrados), correspondiente al área identificada como Módulo A del Edificio Industrial IV del Parque Industrial Valle de Calafia, que incluye veintitrés (23) espacios para estacionamiento de vehiculos, y que corresponde al domicilio ubicado en Avenida Valle de Calafia número 80, Colonia Mariano Abasolo, Delegación González Ortega, Parque Industrial Valle de Calafia, C.P. 21600.	V. It is the owner and may freely dispose of a portion of land, described as Lot 1, Block 5, of Parque Industrial Valle de Calafia, with a total surface of 81,140.32 m2 (eighty one thousand one hundred and forty point thirty-two square meters), equivalent to 873,394.40 ft2 (eight hundred and seventy three thousand three hundred ninety four point forty square feet), and of the improvements therein constructed, as detailed hereinafter in the present document, including but not limited to the building located within said industrial park, identified as Industrial Building IV. The scope of this agreement constitutes a land area within such Lot, of 4,782.41 m2 (four thousand seven hundred and eighty two point forty one square meters), equivalent to 51,477.56 ft2 (fifty one thousand four hundred and seventy seven point fifty six square feet), subsequently referred to as the “Land Surface”, with a total constructed area of 2,363.89 m2 (two thousand three hundred and sixty three point eighty nine square meters), equivalent to 25,444.70 ft2 (twenty five thousand four hundred and forty four point seventy square feet), consisting of the area identified as Module A of Industrial Building IV of Parque Industrial Valle de Calafia, which includes twenty three (23) vehicle parking spaces, and corresponds to the address located in Avenida Valle de Calafia number 80, Colonia Mariano Abasolo, Delegación González Ortega, Parque Industrial Valle de Calafia, C.P. 21600.

Dicho edificio industrial, las mejoras establecidas en el presente contrato, y los espacios de estacionamiento que corresponden a dicho edificio, en lo sucesivo serán denominados conjunta e indistintamente como la “Propiedad Arrendada”, y se especifican en el Anexo “C” que firmado de aceptación con las mismás por las partes se anexa al presente contrato formando parte del mismo.	Said industrial building improvements mentioned in this agreement and parking spaces corresponding to said building, are hereinafter referred collectively and indistinctively as the “Leased Property”, and are detailed in Exhibit “C” that duly accepted and executed by the parties is attached hereto and made a part hereof.

VI. Que es su intención dar en arrendamiento la Propiedad Arrendada al ARRENDATARIO, de acuerdo a las términos y condiciones de esté Contrato.	VI. It is its intent to Lease the Leased Property to LESSEE, pursuant to the terms and conditions of this Agreement.

Declara en esté acto el ARRENDATARIO, por conducto de su representante legal TROY M. SWOPE:	LESSEE hereby declares through its Legal Representative TROY M. SWOPE that:

VII. Que acredita la legal existencia del ARRENDATARIO como una Sociedad Mercantil, según consta en la Escritura Pública Número 53,044, volumen 894, otorgada el 07 de Abril del 2005, ante el Licenciado Victor Ibañez Bracamontes, Notario Público Número Ocho, de la Ciudad de Mexicali, Baja California, México y registrada bajo partida número 5329298 de fecha 17 de mayo del 2005 de la Sección Comercio del Registro Público de la Propiedad y de Comercio en la Ciudad de Mexicali, Baja California, cuya copia certificada se agrega al presente marcada como Anexo “D”, para formar parte integrante del mismo.	VII.It evidences the legal existence of LESSEE as a Mercantile Corporation, as per Public Instrument Number 53,044, volume 894, executed on April 7, 2005, before Attorney Victor Ibañez Bracamontes, Notary Public Number Eight of the City of Mexicali, Baja California, Mexico, recorded under log entry number 5329298 on May 17, 2005, of the Commerce Section of the Public Registry of Property and Commerce in the City of Mexicali, Baja California, Mexico, a certified copy of which is attached herein as Exhibit “D” and made a part hereof.

VIII. Que por virtud de una Asamblea Extraordinaria de Accionistas, modificó su denominación social de EARTH RECYCLE INC., S. DE R.L. DE C.V. a FOOTPRINT MX, S. DE R.L. DE C.V., como se advierte del Instrumento Público número 94,462, del volumen 2190, de fecha 16 de enero del 2014, otorgada ante el Licenciado Carlos Enriquez de Rivera Castellanos, Notario Público	VIII. That by means of an Extraordinary Partners’ Meeting, it amended its corporate name from EARTH RECYCLE INC., S. DE R.L. DE C.V. to FOOTPRINT MX, S. DE R.L. DE C.V., as evidenced by Public Instrument Number 94,462, volume 2190, issued on January 16, 2014, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number Nine of the City of Mexicali, Baja

número Nueve de la ciudad de Mexicali, Baja California, México, inscrita ante el Registro Público de la Propiedad y del Comercio bajo Partida número 30472*1, de fecha 29 de enero del 2014, de la Sección Comercio del Registro Público de la Propiedad y del Comercio de la ciudad de Mexicali, Baja California, México, cuya copia certificada se adjunta a esté contrato como Anexo “E” y forma parte del mismo.	California, Mexico, recorded under log entry number 30472*1 on January 29, 2014, of the Commerce Section of the Public Registry of Property and Commerce in the City of Mexicali, Baja California, Mexico, a certified copy of which is attached herein as Exhibit “E” and made a part hereof.

IX. Que se encuentra representada por el Sr. TROY M. SWOPE, quien tiene suficiente capacidad legal para representar al ARRENDATARIO en esté acto, y cuyas atribuciones no le han sido revocadas o de alguna forma modificadas o limitadas, en los términos del Instrumento Público número 102,861, del volumen 2482, de fecha 28 de abril del 2015, otorgada ante el Licenciado Carlos Enriquez de Rivera Castellanos, Notario Público número Nueve de la ciudad de Mexicali, Baja California, México, cuya copia certificada se adjunta a esté contrato como Anexo “F” y forma parte del mismo.	IX. It is represented by Mr. TROY M. SWOPE, who has sufficient legal capacity as LESSEE’S Representative, to appear on its behalf with sufficient authority, same which has not been revoked or in any form modified or limited, as evidenced by Public Instrument Number 102,861, volume 2482, issued on April 28, 2015, before Attorney Carlos Enriquez de Rivera Castellanos, Notary Public Number Nine of the City of Mexicali, Baja California, Mexico, a certified copy of which is attached herein as Exhibit “F” and made a part hereof.

X. Que el domicilio en que tiene el principal asiento de sus operaciones esta ubicado en Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, en Mexicali, Baja California, México, y que el Registro Federal de Contribuyentes del ARRENDATARIO es ERI-0548-3E6.	X. The address at which it has its principal place of business is located in Carretera Mexicali Islas Agrarias Kilómetro 10.5, Mariano Abasolo, en Mexicali, Baja California, México, and LESSEE’S Federal Tax Payers Registry number is ERl-0548-3E6.

XI.Que es su intención arrendar del ARRENDADOR la Propiedad Arrendada que se describe en la Declaración V anterior, de acuerdo a los términos y condiciones establecidas en esté Contrato.	XI. It is LESSEE’S intent to lease from LESSOR the Leased Property described in Recital V hereinabove, pursuant to the terms and conditions set forth in this Agreement.

De acuerdo a lo anterior las partes otorgan las siguientes:	Pursuant to the above the parties agree as follows:

CLAUSULAS	CLAUSES

PRIMERA. OBJETO DE ESTÉ CONTRATO, CONSTRUCCIÓNES Y MEJORAS.	FIRST. PURPOSE OF LEASE AGREEMENT, CONSTRUCTIONS AND IMPROVEMENTS.

En los términos y condiciones que se establecen más adelante, el objeto del presente Contrato es el siguiente:	On the terms and conditions set forth hereinafter, the purpose of this Lease Agreement is as follows:

A. El ARRENDADOR da en arrendamiento al ARRENDATARIO y el ARRENDATARIO toma en arrendamiento del ARRENDADOR, la PROPIEDAD ARRENDADA a que se refiere la Declaración V del presente contrato, la cual se tiene por reproducida como si a la letra se insertare, con el fin de realizar en el mismo, exclusivamente actividades de industria ligera. Dichas actividades no podrán violar las disposiciones del Reglamento del Parque Industrial cuya copia se agrega a esté contrato como Anexo “G”, ni cualquier Ley, Reglamento u ordenamiento Público ya sea del ambito federal o local, especialmente todos relacionados a la materia ambiental y sanitaria.	A. LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR the LEASED PROPERTY as described in Recital V hereinabove, description which is hereby considered reproduced as if literally inserted, for the purpose of performing activities consisting of light manufacturing. Such activities shall not violate the Industrial Park regulations a copy of which is attached hereto as Exhibit “G”, or any federal or local Law, Regulation or public ordinance, particularly all regulations related to sanitary and environmental controls.

B. El ARRENDADOR a SU costa ha construido en cumplimiento de toda la normatividad aplicable, la Propiedad Arrendada y mejoras descritas en la Declaración V, a las cuales en su conjunto se denominará como las “Mejoras del ARRENDADOR”. El ARRENDADOR por medio del presente se obliga a garantizar las condiciones y calidad de las Mejoras del Arrendador por un periodo de un año a partir de la Fecha de inicio definido en esté contrato.	B. LESSOR at his own cost and expense has constructed in compliance with all applicable regulations, the, Leased Property and improvements referred to in Recital V, which shall collectively be referred to as “LESSOR’S Improvements”. LESSOR hereby agrees to guarantee the conditions and quality of Lessor’s Improvements for a period of one year as of the Commencement Date herein defined.

C. En caso de que el ARRENDATARIO requiera que el ARRENDADOR haga cualquier construcción adicional o mejoras adicionales a las definidas como las Mejoras del ARRENDADOR en la Propiedad Arrendada, dichas mejoras serán negociadas caso por caso y sujetas a un Contrato de Construcción adicional, mismo que se agregará al presente bajo el Anexo correspondiente y para efectos del presente se denominarán las “Mejoras por Contrato”.	C. In the event that LESSEE requires LESSOR to perform any construction or improvements beyond the scope of LESSOR’s Improvements upon, such Improvements will be negotiated on a case by case basis and subject to a separate Construction Agreement, which will be added to this Agreement to form a part hereof, and which shall be identified with the corresponding Exhibit number and for purposes of this Agreement shall be identified as “Contractual Improvements”.

Las Mejoras por Contrato que amplíen la superficie rentable, cualquiera que sea su naturaleza, dentro de la Propiedad Arrendada, incluyendo pero no limitado a entresuelo, cafeteria, ampliación de oficinas, almacenes, laboratorios, cuartos de maquinas, planta de producción y espacio de estacionamiento, en adición al espacio de estacionamiento localizado en la definición inicial de Propiedad Arrendada, se consideraran por las partes como superficie rentable, y por consiguiente como parte de la Propiedad Arrendada, por lo cual el valor de renta de la misma será negociado oportunamente por el ARRENDADOR y el ARRENDATARIO, considerando para el efecto la superficie, su naturaleza, materiales de construcción y acabados de la misma según su destino. En cualquier caso, las precisiones anteriores y otras necesarias constarán por escrito y firmadas por las partes.	Contractual Improvements that expand leasable surface within the Leased Property, whatever its nature, including but not limited to a mezzanine, cafeteria, expansion of offices, warehouses, lab rooms, machinery rooms, production floor, and parking space in addition to that parking space located within the initially defined Leased Property, will be considered by the parties as rental area, and thus part of the Leased Property under this Agreement, for which rent value will be timely negotiated by LESSEE and LESSOR, considering the surface, its nature, construction materials and furnishings of the same, considering its purpose. In any event, all such precisions and others necessary shall be agreed on writing and executed by the parties.

El importe de renta establecido en la Cláusula Tercera del presente Contrato, se determinó con base en la superficie arrendada y las Mejoras del Arrendador aquí establecidas. Cualquier mejora adicional que lleve a cabo el ARRENDADOR sobre la Propiedad Arrendada, ocasionará el correspondiente ajuste de renta, considerando los factores mencionados en la última parte del parrafo anterior.	The amount of rent established in Clause Third of this Agreement, has been determined based on the leasable surface and Lessor’s Improvements upon. Any additional improvements performed by LESSOR over the Leased Property shall cause the corresponding rent adjustment, considering the factors mentioned in the latter part of the preceding paragraph.

SEGÚNDA. TÉRMINO DEL ARRENDAMIENTO Y FECHA DE INICIO DE VIGENCIA.	SECOND. LEASE TERM AND COMENCEMENT DATE.

A. Contrato de Arrendamiento. Esté Contrato estará en vigor desde la fecha de su suscripción y continuará vigente hasta que sea terminado en la forma prevista en el presente. La expresión “Término de Arrendamiento” según se utiliza de aquí en adelante, significará el período completo de ocupación de la Propiedad Arrendada.	A. Lease Agreement. This Lease Agreement shall be effective from the date of execution hereof and until the same is terminated as provided hereinafter. The complete period of tenancy of the Leased Property shall be referred to hereinafter as the “Lease Term”.

El Término Inicial de arrendamiento “Término Inicial”) comenzará el día de firma del presente contrato, misma que será considerada y en lo posterior denominada como “Fecha de Inicio”, y concluirá al transcurrir veinticuatro (24) meses posteriores a la Fecha de Inicio. Los pagos por concepto de renta empezaran a correr a partir de la mencionada fecha.	The initial term of this Lease (“Initial Term”) shall commence upon the execution of this agreement, same which shall be considered as and hereinafter referred to as “Commencement Date”, and shall finish at the end of twenty four (24) months after the start of the Commencement Date. Payment of rents will commence at the mentioned date.

Ambas partes tendrán la opción de terminar anticipadamente el presente contrato, a la conclusión de cada período mensual dentro del Término de Arrendamiento, siempre y cuando la parte interesada efectué el aviso correspondiente a la otra parte, por lo menos quince (15) días de anticipación a la fecha de conclusión del mes en que se aplique la mencionada opción, bajo la condición de que la parte interesada no se encuentre en incumplimiento de cualquiera de las obligaciones estipuladas en el presente contrato.	Both parties shall have the option for anticipated termination of this agreement, at the conclusion of every monthly period within the Lease Term, as long as such party delivers the corresponding notice to the other party, at least fifteen (15) days prior to the conclusion of the month on which such option is exercised, under the condition that the interested party is not in default on any other obligation under this agreement.

B. Año de Arrendamiento. El Término “Año de Arrendamiento” según se utiliza de aquí en adelante, significara un periodo de doce (12) meses civiles consecutivos completos de calendario. El primer Año de Arrendamiento comenzará en la Fecha de Inicio del arrendamiento, si la fecha de inicio ocurre el día primero de un mes calendario; en caso contrario, el primer Año de Arrendamiento comenzará a partir del primer día del mes calendario siguiente a la Fecha de Inicio del Término arriba mencionado. Cada Año de Arrendamiento posterior, comenzará a partir del primer aniversario del primer Año de Arrendamiento.	B. Lease Year. The term “Lease Year” as used herein, shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the Commencement Date, if the date of commencement of the term hereof shall occur on the first day of a calendar month; if not then the first Lease Year shall commence upon the first day of the next calendar month following the Commencement Date of the term hereof. Each Lease Year thereafter, shall commence upon the first anniversary of the First Lease Year.

C. Opción para Prorrogar. El ARRENDATARIO tiene la opción de solicitar la prórroga del Término de Arrendamiento en las términos, condiciones y rentas establecidos en esté Contrato, por un (01) período adicional	C. Option to Extend. LESSEE shall have the option to request the extension of the Lease Term of this Lease Agreement upon the terms, conditions and rents set forth herein, for one (01) additional period of twenty four (24)

de veinticuatro (24) meses (“Prórroga”), mediante aviso por escrito dado al ARRENDADOR por el ARRENDATARIO en cualquier momento durante el Término Inicial y con un minimo de sesenta (60) días naturales de anticipación al vencimiento del Término Inicial de Arrendamiento o su Prórroga, siempre y cuando el ARRENDATARIO se encuentre al corriente en el pago de la renta y cualquier otra obligación a su cargo en las términos del presente Contrato. Las partes convienen que por falta de notificación en tiempo y forma para ejercer la Prórroga aquí referida, se entiende que el ARRENDATARIO no tiene intención de extender el Término de Arrendamiento y, en consecuencia, el ARRENDATARIO en el último día del Término Inicial del Arrendamiento o la Prórroga, procederá a desocupar la Propiedad Arrendada sin que el ARRENDADOR se lo requiera y sin cualquier otro tramite adicional de lo establecido en esté contrato.	months (“Extension Terms”), by giving written notice to LESSOR in any time during the Initial Term and no less than sixty (60) calendar days prior to the expiration of the Initial Term of this Lease Agreement or its extension, so long as LESSEE is not then in default in payment of rent or of any other obligation hereunder. The parties hereby agree that lack of timely and formal notice by LESSEE to exercise its option to Extended the Term of Lease herein referred, shall be understood that LESSEE does not intend to extend the Lease Term, and consequently, LESSEE shall, no later than the last day of the Initial Term, or extension thereof, proceed to vacate the Leased Property without LESSOR having to request it and with no further proceeding than that herein contained.

D. Opción de Reubicar. El ARRENDADOR tendrá la opción de reubicar a la ARRENDATARIA a otra area con características y condiciones similares a la Propiedad Arrendada.	D. Option to Relocate. LESSOR shall have the option to relocate LESSEE to another area with similar characteristics and conditions as that of the Leased Property.

Para ejercer esta opción, el ARRENDADOR tendrá que notificar a la ARRENDATARIA con cuando menos treinta días naturales de anticipación a la fecha en que desee que se efectue dicha reubicación. En caso de aceptación, el ARRENDADOR se obliga al pago de todos las gastos que implique dicha reubicación de la ARRENDATARIA.	In order to execute said option, LESSOR is obligated to notify LESSEE of its intention, no later than thirty (30) calendar days prior to the date it wishes to perform such relocation. In such case, LESSOR is obligated to assume all costs generated for LESSEE’S relocation.

En caso de efectuarse dicha reubicación de la ARRENDATARIA, el presente contrato seguirá vigente, y en su caso, cualquier modificación a las condiciones aquí establecidas, deberán establecerse por escrito y firmadas por las partes.	In case LESSEE’S relocation is performed, this agreement shall remain valid, and any modification to the conditions set forth herein, shall be stipulated in writing and signed by both parties,

TERCERA. RENTA MENSUAL	THIRD. MONTHLY RENT

A Arrendamiento. Como precio fijo por el arrendamiento de la Propiedad Arrendada durante el Término de Arrendamiento, el ARRENDATARIO pagará una renta mensual al ARRENDADOR por la cantidad de $10,050.65 dólares (Diez mil cincuenta dólares 65/100, moneda de los Estados Unidos de América), adicionado del Impuesto al Valor Agregado (IVA) aplicable.	A. Lease. As a fixed price for the lease of the Leased Property during the Term of Lease, LESSEE shall pay a monthly rent to LESSOR in the amount of $10,050,65 dollars (Ten thousand fifty dollars 65/100 currency of the United States), plus the applicable Value Added Tax (VAT).

B. Cuota de mantenimiento. El ARRENDATARIO pagará una cuota mensual para el mantenimiento del Parque Industrial, por la cantidad de $508.89 dólares (Quinientos ocho dólares 89/100, moneda de los Estados Unidos de América), adicionado del Impuesto al Valor Agregado (IVA) aplicable.	B. Maintenance fee, LESSEE will pay a monthly fee for maintenance of the Industrial Park, in the amount of $508,89 dollars (Five hundred and eight dollars 89/100 currency of the United States), plus the applicable Value Added Tax (VAT).

C. Incremento de Renta y Cuota de Mantenimiento. La Renta y Cuota de Mantenimiento que el ARRENDATARIO se obliga a pagar al ARRENDADOR, será ajustada anualmente mediante la aplicación del más reciente Indice de Precios al Consumidor (Consumer Index Price) para el área de Los Angeles-Anaheim-Riverside según Públicación de “United States Bureau Of Labor Statistics”, en cada aniversario del inicio del Término de Arrendamiento, en el entendido que dicho ajuste no podrá ser menor al 1.5% ni mayor al 6% anual.	C Rent and Maintenance Fee Increase. Rent and Maintenance Fee LESSEE is bound to pay LESSOR, will be adjusted annually with the application of the most recent Consumer Index Price (Index) for the Los Angeles-Anaheim-Riverside area as published by the United States Bureau Of Labor Statistics, on each anniversary of start of the Lease Term, provided that said adjustment may not be less than 1.5% nor greater than 6% on an annual basis.

Si el control o la Públicación del Indice es transferida a cualquier otro departamento, oficina o agenda del gobierno de los Estados Unidos de América, o es descontinuado o suspendido, entonces el indice más similar al Indice será utilizado para calcular el incremento en la renta y cuotas de mantenimiento aquí mencionados. Si el ARRENDADOR y el ARRENDATARIO no pueden acordar en un Indice alterno semejante, entonces el asunto será sometido a arbitraje a la “Américan Arbitration Association” de acuerdo con las reglas de la Asociación en vigor en ese momento, y la decisión de los arbitros será obligatoria por las partes. El costo del arbitraje será prorrateado en partes iguales entre el ARRENDADOR y el ARRENDATARIO.	If control or publication of the Index is transferred to any other department, bureau or agency of the United States government or is discontinued, then the index most similar to the Index shall be used to calculate the rent and maintenance fees increases provided for herein. If LESSOR and LESSEE cannot agree on a similar alternate index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of such Association, and the decision of the arbitrators shall be binding upon the parties, The cost of such arbitration shall be divided equally between LESSOR and LESSEE.

Los ajustes de inflación continuarán en una base anual.	Inflation adjustments will continue on an annual basis.

D. Renta durante el Término de Prórroga. La renta mensual durante el Primer Año del Término de Prórroga definido en la Cláusula Segúnda, Apartado C de esté contrato, será igual al producto de:	D Rent during the Extended Term. The monthly rent for the First lease year of the Extended Term defined in Clause Second, Section C of this agreement, shall be equal to the product of:

a) La renta mensual principal pagada por el ARRENDATARIO durante el Año de Arrendamiento inmediato anterior, segun se definió en la Cláusula Tercera, Apartado A, inciso a), multiplicada por	a) The monthly rent paid by LESSEE during the immediately preceding Lease Year, as defined in Clause Third, Section A, paragraph a), multiplied by

b) El Índice (como se definió en el Apartado anterior) de los doce meses inmediatamente anteriores. Dicho incremento no podrá ser menor al 1.5% ni mayor al 6% anual.	b) The Index (as defined in the preceding Section) for the immediately preceding twelve months. Said increase may not be less than 1.5% nor greater than 6% on an annual basis.

c) La renta mensual ajustada será el resultado de sumar a la renta mensual del año inmediato anterior, el incremento de la renta calculado conforme al procedimiento mencionado en los incisos anteriores.	c) Adjusted rent shall be the result of adding to monthly rent paid for the preceding year, the increment of rent calculated according to the procedure mentioned in the preceding paragraphs.

E. Tiempo y Forma de Pago.	E. Time and Manner of payment.

a) El ARRENDATARIO pagará la renta y la cuota de mantenimiento el primer día de cada mes durante el Término Inicial o sus Prórrogas, a partir de la Fecha de Inicio del arrendamiento. Cuando el primer día del mes sea inhábil, dicha mensualidad se pagará el día habil inmediato anterior al referido primer día de cada mes. La renta de cualquier mes parcial se prorrateará.	a) LESSEE will pay rent and maintenance fee in advance on the first day of each month during the Initial Term or extension thereof, as of the Commencement Date of this agreement. When the first day of the month is a non-working day, such payment shall be performed on the working day immediately preceding the aforementioned first day of each month. Rent for any partial month will be prorated.

Si dicha renta o cuota de mantenimiento no se paga dentro de los primeros diez (10) días naturales de cada mes, el ARRENDATARIO incurre en mora y en esté acto se obliga a pagar como interés moratorio, el cinco por ciento (5%) mensual sobre el importe que corresponda.	If such rent or maintenance fee is not paid within the first ten (10) calendar days of any given month, LESSEE will be in delinquency of payment and hereby is bound to pay a five percent (5%) monthly late payment fee applicable to the corresponding amount.

b) El ARRENDATARIO pagará la renta y cuota de mantenimiento antes establecidas, en Dólares moneda de los Estados Unidos de América, en el domicilio del ARRENDADOR señalado en esté Contrato, o por depósito directo o electrónico o transferencia en el domicilio de la institución de crédito o cesionario de los derechos del ARRENDADOR, derivados de esté Contrato, en los términos de esté Contrato de Arrendamiento, conforme a los siguientes datos:	b) LESSEE will pay rent and maintenance fee previously established, in Dollars currency of the United States of America, at the address of LESSOR that is set forth in this Agreement, or by mail or direct deposit or wire transfer or to the assignee of the rights of LESSOR arising from this Agreement, in the terms of this Lease, as per the following information:

Banco: Scotiabank Inverlat, S.A. de C.V. Cuenta: [***] Swift Code: [***] Sucursal: [***] Domicilio: [***] Ciudad: [***] Beneficiario: Inmobiliaria La Rumorosa, S.A. de C.V.	Holder: Scotiabank Inverlat, S.A. de C.V. Account: [***] Swift Code: [***] Branch: [***] Address: [***] City: [***] Beneficiary: Inmobiliaria La Rumorosa, S.A. de C.V.

En caso de que el pago se hiciera con cheque, el mismo se recibirá salvo buen cobra y en los términos del artículo 193 de la Ley General de Títulos y Operaciones de Crédito. En caso de falta de fondos, el ARRENDATARIO deberá indemnizar al ARRENDADOR, de los daños y perjuicios que le ocasione, siendo como minimo el 35% (treinta y cinco por ciento) del valor del cheque.	In the event that payment is performed with a check, the same will be received conditioned to its payment in the terms of article 193 of the General Title and Credit Operations Law. In the event that check has no funds, LESSEE shall indemnify LESSOR of damages caused, with a minimum of 35% (thirty five percent) the amount of the check.

Una vez hecho el pago, la factura correspondiente será entregada en el domicilio del ARRENDADOR previsto en el presente contrato. El ARRENDADOR deberá de proveer de instrucciones por escrito respecto a cualquier cambio en el lugar o forma de pago.	Upon payment, the corresponding invoice shall be delivered at the address of LESSOR provided for herein. LESSOR shall provide written instructions regarding any changes in place or manner in payment of rents.

F. Daños y Perjuicios. La terminación anticipada de esté contrato de Arrendamiento por incumplimiento del ARRENDATARIO, en cualquier momento previo al Término de Arrendamiento, obliga al ARRENDATARIO al pago de daños y perjuicios, consistentes en el pago de una cantidad equivalente al importe de la totalidad de las rentas estipuladas en esté contrato por la duración total del mismo.	F. Liquidated Damages. Anticipated termination of this Lease Agreement due to a default of LESSEE at any moment prior to expiration of the Lease Term, binds LESSEE to payment of damages, in the amount equivalent to the sum of all rents stipulated in this agreement, for the total duration of Lease.

De igual forma, dicha terminación anticipada faculta al ARRENDADOR automáticamente y sin tramite alguno para aplicar como pago de los daños y perjuicios que estime, todas las cantidades pagadas o depositadas por el ARRENDATARIO, por cualquier concepto incluyendo, pero no limitado a rentas anticipadas o depósito en garantia.	Such anticipated termination also entitles LESSOR to automatically and without any proceeding, apply as estimated damages all sums paid or deposited by LESSEE, for any concept including but not limited to prepaid rent or as security deposit.

Adicionalmente, dicha terminación anticipada por parte del ARRENDATARIO será posible, siempre y cuando el ARRENDATARIO cumpla previamente con todas y cada una de las siguientes condiciones: (i) que el ARRENDATARIO notifique al ARRENDADOR el aviso por escrito correspondiente, cuando menos con seis meses de anticipación a la fecha en que desee dar por terminado anticipadamente el arrendamiento; (ii) que el ARRENDATARIO junto con el aviso mencionado, entregue y pague al ARRENDADOR como consecuencia de dicha terminación anticipada, una cantidad equivalente a la suma de todos las pagos de renta (basados en su monto actualizado a la fecha) pendientes de realizar por el periodo de duración del Término del Arrendamiento, con un descuento del 7% (en lo sucesivo la Renta Reducida), en el entendido que el ARRENDATARIO pagará dicha Renta Reducida de esta forma: primero pagará el préstamo existente que ha sido asegurado y/o garantizado por una compañia filial del ARRENDADOR para la construcción del edificio arrendado, al igual que cualquier cargo por pago anticipado impuesto por la institución bancaria, segun sea el caso; y (iii) que el ARRENDATARIO obtenga del ARRENDADOR reconocimiento y aceptación por escrito sobre dicho deseo de terminación anticipada y sus correspondientes consideraciones.	In addition, such anticipated termination shall be possible by part of LESSEE, provided that LESSEE previously fulfills each and all of the following conditions: (i) that LESSEE serves and provides LESSOR written notice thereof at least six months prior to the proposed date of termination; (ii) that LESSEE together with the mentioned notice, delivers and pays to LESSOR as consideration for such early termination, an amount equivalent to the sum of all monthly rental payments (based on the then current monthly rent) for the remaining period of the Lease Term discounted at a rate of 7% (hereinafter Discount Rate), on the understanding that LESSEE will pay such Discounted Rent as follows: first pay outstanding loan which has been secured and/or guaranteed by an affiliated company of LESSOR for the construction of the leased building, as well as any prepayment penalty imposed by the financial institution, as the case may be; and (iii) that LESSEE secures from LESSOR written acknowledgement and acceptance of such desire of early termination and its corresponding consideration.

G. Retención. El pago de cualquier renta en las términos de esté Arrendamiento, no podrá retenerse o reducirse por razón alguna, y el ARRENDATARIO está de acuerdo en entablar cualquier reclamación, demanda o cualquier otro derecho contra el ARRENDADOR solamente mediante un procedimiento independiente.	G. Setoff. The payment of any rent due under this Lease, shall not be withheld or reduced for any reason whatsoever, and LESSEE agrees to assert any claim, demand, or other right against LESSOR only by way of an independent proceeding.

CUARTA. REEMBOLSO DE GASTOS.	FOURTH. EXPENSE REIMBURSEMENT.

I. El ARRENDATARIO estará obligado a efectuar de manera oportuna, el pago de los siguientes conceptos, en relación con la Propiedad Arrendada:	I. LESSEE is obliged to make the following payments in a timely manner, in connection with the Leased Property:

(a) El Impuesto Predial de la Propiedad Arrendada, y cualquier otra contribución por modificaciones, mejoras o plusvalía, cualquiera que sea el Término con el que la autoridad competente identifique la imposición de tales impuestos o contribuciones, que graven la Propiedad Arrendada (identificados en su conjunto como el “Impuesto Predial”).	(a) The Property Tax over Leased Property and any other contribution for modifications, improvements or capital gains, or whatever the term that the imposing authority may use for such taxes or contributions levied over the Leased Property (Herein identified collectively as the “Property Tax”).

(b) El costo de las pólizas de seguros de la Propiedad Arrendada a que se refiere la Cláusula Séptima, y el costo del deducible correspondiente a cualquier reclamación; y	(b) The cost of the insurance policies of the Leased Property referred to in Clause Seventh, and the cost of the deductible for any claim, and

(c) El costo del mantenimiento y reparación de la Propiedad Arrendada.	(c) The cost of maintenance and repair of the Leased Property.

II. El pago de dichas obligaciones podrá ser efectuado por el ARRENDADOR en dado caso que el ARRENDATARIO se lo solicite por escrito, con cuando menos diez días hábiles anteriores a la fecha de vencimiento del pago correspondiente. De igual manera, el ARRENDADOR retiene el derecho de efectuar tales pagos, en caso de que advierta que el ARRENDATARIO ha incumplido con dicha obligación.	II. Payments for such obligations could be made by LESSOR in such case LESSEE makes the corresponding solicitation in writing, with at least ten working days prior to the expiration of the corresponding obligation. In addition, LESSOR retains the right of making such payments, in case it evidences that LESSEE is in default.

En ambos casos, el ARRENDATARIO se obliga a reembolsar al ARRENDADOR el importe de los pagos en que esté último haya incurrido, en un plazo de cinco (5) días posteriores a la fecha en que el ARRENDADOR exhiba los comprobantes de pago correspondientes.	In both cases, LESSEE is obligated to reimburse LESSOR the cost of payments incurred, during the next five (5) days subsequent to the date that LESSOR delivers the corresponding proofs of payment.

En ningún caso el ARRENDADOR liberará al ARRENOATARIO de su obligación de efectuar el pago de las conceptos mencionados en esta Clausula.	At no moment does LESSOR free LESSEE on its obligation of making the payments mentioned in this Clause.

III. El costo de las anteriores conceptos, y cualquier otro concepto distinto al Precio del Arrendamiento estipulado en esté Contrato de Arrendamiento, que el ARRENDATARIO esté obligado a rembolsar al ARRENDADOR, se identifican en lo sucesivo como las “Gastos Reembolsables”.	III. The cost for the above obligations, and any concept other than the Lease Price set forth under this Lease, that LESSEE is obligated to reimburse LESSOR, are identified hereinafter as the “Reimbursable Expenses”.

La omisión de pago por parte del ARRENDATARIO de Gastos Reembolsables dentro del Término establecido en la fracción II de esta Clausula, será considerada como mora incurrida por el ARRENDATARIO, y en esté acto se obliga a pagar como interés moratorio, el cinco por ciento (5%) mensual sobre el importe que corresponda.	In case LESSEE fails to deliver payment for reimbursable expenses in the time limit set forth in section II of this Clause, LESSEE will be in delinquency of payment and hereby is bound to pay a five percent (5%) monthly late payment fee applicable to the corresponding amount.

IV. El pago al ARRENDADOR de las Gastos Reembolsables deberá hacerse considerando las mismos términos y condiciones previstos en la clausula tercera anterior, aplicable a las pagos mensuales del precio del arrendamiento.	IV. The payment to LESSOR of Reimbursable Expenses must be made considering the same terms and conditions set forth in the third clause above, which applies to monthly payments of rent.

QUINTA. SERVICIOS	FIFTH. SERVICES

I. A partir de la fecha de inicio de esté Contrato de Arrendamiento, el ARRENDATARIO se obliga a pagar puntualmente todos los servicios de agua, gas, refrigeración, energia eléctrica, alumbrado, drenaje y alcantarillado, tratamiento y descarga de aguas residuales, recolección, manejo y disposición de basura y residuos, telefonfa y telecomunicaciones, vigilancia y, en general, todos los servicios que utilice en la Propiedad Arrendada (Los “Servicios”).	I. From the date of Commencement of this Lease, the LESSEE agrees to timely pay all utilities, gas, refrigeration, electricity, lighting, drainage and sewage treatment and sewage discharge, collection, management and disposal of garbage and waste, telephone and telecommunications, surveillance, and in general all services used in the Leased Property (“Services”).

II. El ARRENDATARIO será responsable de contratar directamente ya su costa con los proveedores Públicos o privados autorizados, según corresponda y conforme a la Reglamentación Aplicable, los servicios de capacidad, consumo y conexión flsica de los Servicios que requiera para la adecuada operación y funcionamiento de las actividades del ARRENDATARIO en la Propiedad Arrendada, asf como para la adecuada conservación, mantenimiento, higiene y seguridad de la Propiedad Arrendada.	II. The LESSEE is responsible of negotiating directly with the costs and its public or approved private providers, as appropriate and according to the applicable regulations, service capacity, consumption and physical connection of the services required for proper operation and performance LESSEE’S activities in the Leased Property and for the proper conservation, maintenance, health and safety of the Leased Property.

SEXTA. REPARACIONES, ALTERACIONES Y MEJORAS.	SIXTH. REPAIRS, ALTERATIONS AND IMPROVEMENTS.

I. ARRENDADOR.	I. LESSOR.

1. Después de recibir notificación por escrito del ARRENDATARID, el ARRENDADOR, a SU costa deberá, interfiriendo lo menos posible con el ARRENDATARIO en el uso normal de la Propiedad Arrendada, proceder en forma diligente a reparar cualquier defecto estructural en el techo o paredes exteriores construidas por ARRENDADOR, excepto el uso normal, desgaste y daiios causados por el ARRENDATARID. El ARRENDADOR no será responsable de daño alguno y no estará obligado a reparar ninguno de los daños causados por negligencia u omisión del ARRENDATARIO, ode sus empleados, agentes, invitados o contratistas. El ARRENDADOR no tendrá obligación adicional alguna de mantenimiento o reparación de cualquier otra porción de la Propiedad Arrendada, excepto por la reparación de aquellas mejoras construidas por el ARRENDADOR para el ARRENDATARIO, durante el primer afio despues de la terminación de tales mejoras. El ARRENDADOR no será responsable ante el ARRENDATARIO por cualquier daño que resultare del incumplimiento por parte del ARRENDADOR de hacer las reparaciones, salvo que el ARRENDATARIO haya notificado al ARRENDADOR de la necesidad de tales reparaciones, y el ARRENDADOR no haya iniciado a realizarlas dentro del término de quince (15) dias de calendario siguientes a la notificación, y no haya efectuado dichas reparaciones en forma diligente en el caso de asuntos más urgentes. Cualquier gotera en el techo será reparada por el ARRENDADOR salvo que las mismás sean causadas por cualquier acto del ARRENDATARIO en las instalaciones hechas en el edificio. Sin embargo, se entiende que cualquier daño causado por motive de dichas goteras tanto a los materiales o al equipo o a cualquier posesión del ARRENDATARID no será responsabilidad del ARRENDADOR. En consecuencia, el ARRENDATARIO deberá mantener vigente una póliza de seguro que cubra tales bienes, y libere al ARRENDADOR de cualquier responsabilidad que se menciona.	1. After receiving written notification from the LESSEE, the LESSOR, at its own expense, shall with minimum interference to LESSEE in the normal use of the Leased Property, proceed to diligently repair any structural defect in the roof or exterior walls built by LESSOR, except for normal use, wear and damage caused by LESSEE. LESSOR shall not be liable for damages and shall not be obligated to repair any damage caused by negligence or omission of LESSEE or its employees, agents, guests or contractors. LESSOR will have no additional obligations for the maintenance or repair of any other portion of the Leased Property, except for the repair of those improvements built by LESSOR for LESSEE, in the first year after the completion of such improvements. LESSOR shall not be liable to LESSEE for any damage that may result from the failure of LESSOR to make such repairs, unless LESSEE has notified LESSOR of the need for such repairs, and LESSOR has not commenced such repairs in the fifteen (15) calendar days following such notification, and has not made the repairs in a diligent way in the case of more urgent matters. Any leak in the roof will be repaired by LESSOR unless such conditions are caused by any act on part of LESSEE on the premises made in the building. However, it is understood that any damage caused by reason of such leaks both to materials or equipment or any possession of LESSEE will not be the responsibility of LESSOR. Consequently, LESSEE shall keep in force an insurance policy covering such property, and release to LESSOR from any liability that is mentioned.

2. En caso de que el ARRENDADOR no incie las reparaciones que se describen en esté contrato, dentro del término de quince (15) días de calendario siguientes a la notificación que le haya sido formulada en dicho sentido, el ARRENDATARIO podrá, pero no será requerido para ello, efectuar o hacer las arreglos necesarios para que se efectUen tales reparaciones sin autorización previa de las costos de dichas reparaciones por el ARRENDADOR, y el ARRENDADOR deberá, al requerfrsele, pagar el costo de dichas reparaciones.	2. If LESSOR fails to begin the repairs described in this lease, in the fifteen (15) calendar days following the corresponding notification, LESSEE may, but is not required to do so, carry out or arrange for such repairs to be made without prior permission from the costs of such repairs by the LESSOR, and LESSOR shall, once required, pay the cost of those repairs.

3. El ARRENDADOR mantiene su derecho de utilizar, accesar y llevar a cabo plteraciones e instalaciones en el techo de la Propiedad Arrendada.	3. LESSOR maintains its right to use, access and perform additional alterations and installations on the roof of the Leased Property.

II. ARRENDATARIO.	II. LESSEE.

1. El ARRENDATARIO, a SU costa, deberá conservar y mantener en buenas condiciones y reparar, excepto por cuanto hace el uso y deterioro normal, toda la Propiedad Arrendada incluyendo en forma enunciativa y no limitativa a Mejoras y, excepto por aquellas obligaciones de ARRENDADOR mencionadas en el lnciso “I”, 1, de esta Cláusula, las instalaciones de plomería, drenaje, y otros servicios que se encuentren dentro y sirven a la Propiedad Arrendada, asf como enseres, divisiones, paredes (interiores incluyendo pintura, tantas veces como sea necesaria), pisos, cielos, anuncios, puertas, ventanas, cristales, reparaciones eléctricas y todas las demás reparaciones de cualquier tipo y motivo que sea necesario hacer a la Propiedad Arrendada. El ARRENDATARIO, a su costa, reparará todas las goteras excepto aquellas causadas por defectos de construcción. Las instalaciones de plomerfa no podrán ser usadas para fines diversos a aquellos para las que fueron construidas, en el entendido que toda descarga que se realice hacia la red de descarga de aguas residuales del Parque Industrial, deberá ser tratada previamente por el ARRENDATARIO de conformidad con la Norma Oficial Mexicana número NOM-002-SEMARNAT-1996, que establece las limites máximos de contaminantes contenidos en descargas de agua residuales. Cualquier modificación al sistema existente, requiere de autorización por escrito por parte del ARRENDADOR. El costo de cualquier quebradura, obstaculización o daño resultante de una violación a esta estipulación será pagado por el ARRENDATARIO. El ARRENDATARIO podrá solamente almacenar en forma temporal toda clase de basura dentro de la Propiedad Arrendada, debiendo hacer las arreglos necesarios para su recolección regular a costa del ARRENDATARIO. El ARRENDATARIO no deberá incinerar basura de especie alguna en la Propiedad Arrendada o en el Parque Industrial o cerca de él. El ARRENDATARIO debe mantener todas las partes de la Propiedad Arrendada y aquellas areas adjuntas de la Propiedad Arrendada en condiciones de limpieza, aseo y orden, libre de basura, escombro y obstrucción ilegal.	1. LESSEE, at its expense, shall keep and maintain in good condition and repair, except as and does the normal wear and tear, any Leased Property including but not limited to improvements and, except for those mentioned in lease obligations the Item “I”, 1, of this clause, the plumbing, drainage and other services that are within and serving the Leased Property and fixtures, partitions, walls (including interior painting, as often as necessary ), floors, ceilings, signs, doors, windows, glass, electrical repairs and all other repairs of any kind and for whatever reason necessary to the Leased Property. LESSEE, at its expense, must repair all leaks except those caused by construction defects. The plumbing facilities shall not be used for purposes other than those for which they were built, in the understanding that all discharges into the Industrial Park’s main sewage line shall necessarily be treated previously by LESSEE in compliance with NOM-002- SEMARNAT-1996, that establishes the maximum permitted limits of pollutants in residual water discharges into the sewage systems. Any modification to the existing system shall require written authorization of LESSOR. The cost of any breakage, obstruction or damage resulting from a violation of this provision shall be paid by the LESSEE. The LESSEE may only temporarily store all kinds of garbage in the Leased Property and shall make arrangements for regular pick at the expense of LESSEE. The LESSEE shall not incinerate garbage of any kind on the Leased Property or in the Industrial Park or near it. The LESSEE should keep all parts of the Leased Property and those annexed areas of the Leased Property in a clean ambiance and in order, free of litter, debris and illegal obstruction.

2. El ARRENDATARIO mantendrá la Propiedad Arrendada libre de todo gravamen o embargo que resulte de actos u omisiones del ARRENDATARIO, incluyendo aquellos derivados de actos o de la construcción hecha u ordenada por el ARRENDATARIO. Sin embargo, si por cualquier razón, las obligaciones en que incurra el ARRENDATARIO con cualquier tercera persona, o cualquier otro acto u omisión del ARRENDATARIO, el ARRENDADOR es hecho responsable o involucrado en litigio, el ARRENDATARIO mantendrá a salvo e indemnizará al ARRENDADOR incluyendo cualquier costo, gasto, y honorarios de abogados en que incurra en razón de lo anterior. En caso de que el ARRENDATARIO no libere totalmente dicho gravamen o embargo dentro de los treinta (30) días siguientes a la fecha de su constitución, o no proporcione una fianza aceptable al ARRENDADOR en caso de litigio, el ARRENDADOR podrá, a su opción, pagar todo o parte del mismo. En caso de que el ARRENDADOR pague tal gravamen o embargo, o una parte del mismo, el ARRENDATARIO deberá, a solicitud del ARRENDADOR, pagar de inmediato al ARRENDADOR el monto de lo pagado, junto con intereses a razón del 5%(cinco) por ciento mensual a partir de la fecha de pago. Ningun gravamen o embargo derivado de actos u omisiones del ARRENDATARIO deberá en forma alguna gravar o afectar los derechos del ARRENDADOR sobre la Propiedad Arrendada.	2. The LESSEE shall keep the Leased Property free of any charge or lien arising from acts or omissions of LESSEE, including those arising from acts or construction done or ordered by the LESSEE. However, if for any reason, the obligations incurred by the LESSEE with any third party, or any other act or omission of the LESSEE, the LESSOR is made responsible or involved in litigation, the LESSEE will safe and indemnify the LESSOR including any costs, expenses and attorneys fees incurred as a result of this. If the LESSEE does not fully release the levy or seizure within thirty (30) days from the date of its constitution, or fails to provide a bond acceptable to LESSOR in case of dispute, the LESSOR may, at its option, pay all or part of it. In case that the LESSOR to pays such levy or attachment, or part thereof, the LESSEE shall, upon request of LESSOR, immediately pay the amount of the payment, together with interest at 5% (five) by percent per month from the date of payment. Any lien arising from acts or omissions of LESSEE shall in not encumber or affect the rights of the LESSOR over the Leased Property.

3. El ARRENDATARIO, a su costo, deberá mantener vigente en todo tiempo, una póliza de mantenimiento por el equipo proporcionado por el ARRENDADOR tal como pero no limitado a equipo, aire acondicionado e instalaciones eléctricas; el ARRENDATARIO entregará al ARRENDADOR una copia de la póliza de mantenimiento dentro de los 20 días siguientes a la Fecha de Inicio.	3. LESSEE, at its cost, shall maintain in force at all time, a maintenance policy for equipment provided by the LESSOR as but not limited to, air conditioning and electrical installations, the LESSEE will deliver to LESSOR a copy of the maintenance policy within 20 days from the date of Commencement Date.

4. El ARRENDATARIO deberá obtener el consentimiento por escrito del ARRENDADOR, para poder efectuar alguna alteración, mejora o adición a las paredes interiores y exteriores de la Propiedad Arrendada. El ARRENDATARIO no daflara ninglln piso, pared, techo, división, o trabajos de madera, mamposterfa o de herraje en relación con la construcción de tales alteraciones o mejoras.	4. The LESSEE shall obtain the written consent of the LESSOR, in order to make any alterations, improvements or additions to the interior and exterior walls of the Leased Property, the LESSEE will not damage any floor, wall, ceiling, division, or wood work, masonry or fitting in relation to the construction of such alterations or improvements.

5. El ARRENDATARIO es responsable de efectuar cualquier modificación, adecuacion o reparación de la Propiedad Arrendada, que pudiera ser requerida por autoridad de naturaleza administrativa, ambiental o ecológica, de protección civil, salubridad, bomberos, laboral, o cualquier otra en el ámbito federal o local.	5. LESSEE is responsible of making all modifications, adaptations or repairs on the Leased Property that may be required by any federal or local authority, for any administrative purposes, such as ecological or environmental, health, public security, fire prevention, labor, or any other matter.

SEPTIMA. SEGUROS.	SEVENTH. INSURANCE.

En todo caso, y para todos los seguros que se detallan a continuación, el ARRENDATARIO acepta que previo a la ocupación de la Propiedad Arrendada y en todo momenta durante el Término de Arrendamiento, el ARRENDATARIO obtendrá y mantendrá vigente, a cuenta y gasto del ARRENDATARIO, las pólizas de seguro a “Valor de Reposición”, y emitida por compañia de seguros debidamente autorizada por la Comisión Nacional de Seguros y Fianzas, que a continuación se detallan y que habrán de asegurar al ARRENDADOR y al ARRENDATARIO como co-asegurados, en las siguientes términos:	In all cases, and for all the insurance coverings herein detailed, LESSEE accepts that prior to occupation of the Leased Property and at all times throughout the Lease Term, LESSEE will obtain and maintain in full effect at the full cost and expense of LESSEE, insurance policies, at “Replacement Value” issued by Insurance Company duly authorized by the National Banking and Securities Commission, herein detailed and that shall cover LESSOR and LESSEE as co-insured, in the following terms:

A. Seguros de Responsabilidad Civil. Durante el Término de. Arrendamiento, EL ARRENDATARIO a su exclusivo costo, deberá obtener y mantener en vigor, una póliza de seguro de responsabilidad civil, en términos satisfactorios para el ARRENDADOR, incluyendo daños en la Propiedad Arrendada y daños ambientales, y que también asegure al ARRENDATARIO y al ARRENDADOR (ya aquellos agentes o empleados del ARRENDADOR, o las subsidiarias o afiliadas del ARRENDADOR o cesionarias del ARRENDADOR o representantes del ARRENDADOR, que tengan cualquier interés en la Propiedad Arrendada, incluyendo sin limitación alguna, los tenedores de cualquier hipoteca que grave la Propiedad Arrendada), contra la responsabilidad por lesiones o daños a personas y a la propiedad y por muerte de cualquier persona ya sea que esto ocurra en la Propiedad Arrendada o cerca de ella. La responsabilidad por dicha p6Iiza será la cantidad de US$1’000,000.00 Dólares Moneda de los Estados Unidos de América, y deberá estar vigente con anterioridad a la Fecha de Inicio. El ARRENDADOR o quien asigne deberá nombrarse como beneficiario de los pagos resultantes de dicha póliza.	A. Comprehensive Liability Insurance. During the Lease Term, LESSEE shall, at its exclusive expense, obtain and maintain in full force a policy of comprehensive liability insurance in terms satisfactory to LESSOR, including Leased Property and environmental damage, that also insures LESSEE and LESSOR (and such other agents or employees of LESSOR, LESSOR’s subsidiaries or affiliates, or LESSOR’s assignees or any nominee of LESSOR holding any interest in the Leased Property, including without limitation, the holder of any mortgage encumbering the Leased Property) against liability for injury to persons and property and for death of any persons occurring in or about the Leased Property. The liability to such insurance shall be in the amount of US$1,000,000.00 Dollars U.S. Currency, and shall be in effect prior to or upon the Commencement Date. LESSOR or its appointee shall be named beneficiary of all proceeds from said insurance policy.

B. Incendio y Seguros Adicionales. Durante el Término de Arrendamiento, el ARRENDADOR a costa del ARRENDATARIO, deberá obtener y mantener en vigor, por el costo total de reposición de las Mejoras del ARRENDADOR que nunca será inferior al valor de reposición del Edificio Arrendado, asf como por today cualquier Mejora Contractual, una póliza o pólizas de seguro contra incendio, rayo, explosión, accidentes de aviación, humo, tormenta, temblor, granizo, daños por vehfculos, erupción volcanica, huelgas, conmoción civil, vandalismo, motines, acto maliciosos, remoción de escombros, calderas de vapor u objetos de presión o rotura de maquinaria si es aplicable, e inundación, que proteja la totalidad de la Propiedad Arrendada, incluyendo en forma enunciativa y no limitativá el Edificio y su acondicionamiento interior.	B. Fire and Other Insurance. During the Lease Term, LESSOR shall, at the expense of LESSEE, obtain and maintain in full force, for the full replacement value of LESSOR’S Improvements, never to be inferior to the replacement value of the Leased Building, as well as for any and all Contractual Improvements, a policy or policies of insurance for fire, lightning, explosion, falling aircraft, smoke, windstorm, earthquake, hail, vehicle damage, volcanic eruption, strikes, civil commotion, vandalism, riots, malicious mischief, debris removal, steam boiler or pressure object or machinery breakage if applicable, and flood insurance, on all the Leased Property, including but not limited to the shell Building and interior fit-up.

El ARRENDATARIO también obtendrá a su propio costo y mantendrá seguro de rentas y cuotas de mantenimiento en una cantidad equivalente a doce meses de renta y cuotas de mantenimiento, según se estipula en el presente, a favor del ARRENDADOR. El ARRENDATARIO será responsable de mantener asegurados todos los bienes de su propiedad, incluyendo sus inventarios existentes, maquinaria, equipo, medias de transporte y cualquier otro contenido en la Propiedad Arrendada.	LESSEE shall also obtain at its own cost and maintain rental and maintenance fee insurance in the amount of twelve months rent and maintenance fees provided for herein in favor of LESSOR. LESSEE shall be responsible for maintaining insurance on all of LESSEE’s property, including its existing inventory, machinery, equipment, transportation and all of its contents in the Leased Property.

C. Forma, Pago y Entrega de Pólizas. Cada póliza de seguro a que se refieren las parrafos anteriores será expedida en las formás aprobadas por la Secretaria de Hacienda y Credito Público y/o cualquier autoridad competente y suscrita con una o más compafifas autorizadas para expedir pólizas de seguros en Mexicali, Baja California, México y deberán en todo caso estipular que las mismás no estarán sujetas a cancelación o modificación, sino con la autorización por escrito del ARRENDADOR. El ARRENDATARIO entregará al ARRENDADOR el original de dichas p6lizas junta con el recibo de pago de las primás. Si el ARRENDATARIO lo pretiere y previa autorización expresa y por escrito del ARRENDADOR, o bien, si transcurridos quince (15) dias naturales posteriores a la Fecha de Inicio, o posteriores a la fecha de cumplimiento de cada aniversario del Año de Arrendamiento, el ARRENDATARIO no acredita haber efectuado el pago de las primás de seguros correspondiente, el ARRENDADOR podrá efectuar por su cuenta el pago de las pólizas de seguro que cubran todos las riesgos que se estipu/an en esté contrato, y proveera al ARRENDATARIO con copia de tales pólizas que en todo caso nombrarán al ARRENDADOR como coasegurado. Dichos pagos deberán ser reembolsados por el ARRENDATARIO al ARRENDADOR junta con el primer pago de renta posterior a la fecha de presentación de dichas pólizas pagadas. La falta de reembolso oportuno por parte de/ ARRENDATARIO respecto a las pólizas de seguro que le sean presentadas por el ARRENDADOR, generará un interés moratorio del cinco por ciento (5%) mensual, aplicable al monto correspondiente.	C. Form and Delivery of Policies. Each insurance policy referred to in the preceding paragraphs, shall be in a form approved by the Department of Finance and Public Credit and written with one or more companies licensed to do insurance in Mexicali, Baja California, Mexico, and shall provide that it shall not be subject to cancellation or change except prior written authorization from LESSOR. LESSEE will deliver to LESSOR an original of such policies, together with copies of payment receipts of the premiums thereof. If LESSEE prefers and provided prior express written authorization of LESSOR, or in such case LESSEE does not deliver the corresponding proof of payment of such insurance policies during the first fifteen (15) calendar days following the start of the Initial Term, or any Lease Year anniversary, LESSOR may obtain at its own cost expense such insurance policies covering all risks as provided in this Agreement, and shall provide LESSEE with a copy of such policies that in all cases shall name LESSOR as co-insured. Such payment shall be reimbursed by LESSEE to LESSOR along with the first monthly rent following the presentation of such paid insurance policies. LESSEE’s failure to timely reimburse or pay insurance premiums as presented by LESSOR, will generate a five percent (5%) monthly late payment fee applicable to the corresponding amount.

D. Renuncia de Subrogación. Las partes se relevan recíprocamente, y a sus representantes autorizados respectivos, de today cualquier reclamación por daños a cualquier otra persona o a la propiedad ya sus accesorios, propiedad personal, mejoras de la arrendataria, y alteraciones ya sea a la propiedad del ARRENDADOR o del ARRENDATARIO o en la propiedad que sean causados por o como resultado de danos asegurados por cualquier póliza de seguro contratada por las partes y en vigor al momenta de dicha destrucción.	D. Waiver of Subrogation. The parties release each other and their respective authorized representatives, from any claims for damage to any person or to the Leased Property and to the fixtures, personal property, tenant’s improvements, and all other improvements of either LESSOR or LESSEE’S in or on the premises that are caused by or result from risks insured under any of the insurance policies carried by the parties and in force at the time of any such damage.

En caso de que cualesquiera de las partes contrate seguro, la póliza deberá establecer que la compania de seguros renuncia al derecho de recuperar mediante renuncia de subrogación contra cualesquiera de las partes en relación con el dano cubierto por cualquier póliza. Si una de las partes no puede obtener dicha renuncia de subrogación a través de esfuerzos razónables, deberá obtener un seguro nombrando a la otra parte como coasegurada en los términos de su póliza para cumplir la intención de esta disposición.	If either party purchases insurance, the policy shall provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. If a party hereto cannot obtain such waiver of subrogation through reasonable efforts, it shall obtain insurance naming the other party as a coinsured under its policy in order to accomplish the intent of this provision.

A toda póliza de seguro presentada por el ARRENDATARIO para cumplir con esta cláusula, deberán incluirse las siguientes endosos:	All insurance policies presented by the LESSEE to comply with this clause, shall include the following endorsements:

Endoso de Renuncia de Subrogación de Derechos en contra de/ ARRENDADOR, sus filiales, sus subsidiarias, empleados y/o directivos.	Endorsement of Waiver of Subrogation of Rights against LESSOR, its affiliates, subsidiaries, employees and/ or managers.

Endoso de Aviso de Cancelación al ARRENDADOR por parte de la compafifa de seguros, con un Término de 30 días de anticipación.	Endorsement of Notice of Cancellation to LESSOR by the insurance company, with a minimum period of 30 days in advance.

Endoso que exprese que cualquier petición expresa del ARRENDATARIO para rescindir, revocar, anular o modificar la póliza de seguro, deberá acompanarse de la autorización por escrito del ARRENDADOR.	Endorsement of authorization of any specific request of the LESSEE to rescind, revoke, cancel or modify the insurance policy, specifying that such must be accompanied by the written consent of LESSOR.

Endoso de Beneficiario Preferente, hasta por los intereses que les correspond a, de acuerdo a la siguiente prelación:	Endorsement of Preferred Beneficiary, up to the interests that concern each, according to the following priority:

• ARRENDADOR	• LESSOR

• ACREEDORES HIPOTECARIOS	• MORTGAGEERS

El texto de endoso deberá ser el siguiente, o algún otro a satisfacción del ARRENDADOR:	The text of the endorsement should be the following, or some other which is satisfactory to the LESSOR:

“En caso de siniestro que amerite indemnización, la aseguradora pagará preferentemente a favor del ARRENDADOR en 1er. Lugar, ACREEDORES HIPOTECARIOS EN 2do. Lugar, y subsecuentemente lo que el ARRENDADOR determine, si fuese el caso.”	“In the event of a claim that generates compensation, the insurer will pay in the following order of preference: LESSOR in first place, MORTGAGORS in second place, and subsequently those that the LESSOR determines, if any.”

Todas las deficiencias de coberturas, diferencias de sumás aseguradas, indemnizaciones no pagadas por la compañia de seguros, deducibles, coaseguros, o cualquier otra situación que presente un menoscabo a los bienes e intereses del ARRENDADOR, deberán ser cubiertas por el ARRENDATARIO, teniendo como prelación la indemnización de parte de la compañia de seguros, aunque no limita la responsabilidad del ARRENDATARIO.	All deficiencies in coverage, differences in insured amounts, claims not paid by the insurance company, deductibles, coinsurance, or any other situation that poses a detriment to that property and the interests of LESSOR, shall be covered by the LESSEE, having as a priority the compensation from the insurance company, but does not limit the liability of LESSEE.

En caso de que el ARRENDATARIO sea una compañia extranjera, y tenga una póliza de seguro con cobertura internacional, emitida por una compafifa de seguros no autorizada por la Comisión Nacional de Seguros y Fianzas de México, y cubra las bienes y responsabilidades contratadas bajo los términos de esté contrato, el ARRENDATARIO deberá colocar dicha cobertura bajo un “fronting” con una compafifa de seguros mexicana, para cumplir cabalmente con lo estipulado en esta cláusula.	In the event that LESSEE is a foreign company, anf has an insurance policy with international coverage, issued by an insurance company not authorized by the National Commission of Insurance and Bonds in Mexico, that covers the assets and liabilities contracted under the terms of this Agreement, LESSEE must place such coverage under a “fronting” with a Mexican insurance company, to fully implement the provisions established in this clause.

OCTAVA. INSTALACIONES POR ELARRENDATARIO.	EIGHTH. INSTALLATIONS BY LESSEE.

A. El ARRENDATARIO a su costa, siempre en estricta observancia del Reglamento del Parque Industrial, y con el previo consentimiento del ARRENDADOR, podrá instalar y remover en la Propiedad Arrendada los accesorios, equipo y muebles que considere necesarios para el desempeño de la actividad industrial que se detalla en la Cláusula Primera del presente, siempre y cuando sean instalados y susceptibles de ser retirados sin danar la integridad estructural de la Propiedad Arrendada, incluidas el Edificio y las Mejoras del ARRENDADOR. Dichos accesorios, equipo y muebles permanecerán propiedad del ARRENDATARIO y deberán ser removidos completamente por el ARRENDATARIO previo al vencimiento del Término de Arrendamiento o a la terminación anticipada de esté Contrato, a menos que el ARRENDATARIO no cumpla con esté Contrato de Arrendamiento, en cuyo caso las mismás quedaran en beneficio del ARRENDADOR, libre de todo costo y sin más formalidad que la notificación que por escrito se haga del incumplimiento.	A. LESSEE may, at its expense, always in strict observance of the Industrial Park Regulations, and with prior consent of LESSOR, install and remove on the Leased Property, such trade fixtures, equipment and furniture as it may deem necessary, for performance of the industrial activity as per Clause First above, provided that such items are installed and are removable without damage to the structural integrity of the Leased Property, including the Building and LESSOR’s Improvements. Said trade fixtures, equipment and furniture shall remain LESSEE’s property and shall be completely removed by LESSEE on or before the expiration date of the Lease Term or extensions thereof or upon anticipated termination hereof, unless LESSEE is in default hereunder, in which case the same will remain in benefit of LESSOR, free of any and all costs without any formalities other than the written notice of default.

El ARRENDATARIO asimismo podrá instalar mejoras temporales (Mejoras del ARRENDATARIO), incluyendo en el interior del edificio, siempre y cuando dichas mejoras sean instaladas y removidas sin dañar la estructura de las Mejoras del ARRENDADOR. Dichas Mejoras continuaran siendo propiedad del ARRENDATARIO y deberán ser removidas totalmente por el ARRENDATARIO al vencimiento del término de esté Contrato o terminación anticipada del mismo, salvo que el ARRENDATARIO se encuentre en incumplimiento del contrato, en cuyo caso las mismás quedaran en beneficio del ARRENDADOR, libre de todo costo y sin más formalidad que la notificación que por escrito se haga del incumplimiento. El ARRENDATARIO deberá reparar todos los danos ocasionados por la instalación o remoción de accesorios, equipo, muebles o mejoras temporales.	LESSEE may also install temporary improvements (LESSEE’s Improvements), including within the Building, provided that such improvements are installed and are removable without damage to the structure of LESSOR’s Improvements. Such LESSEE’s Improvements shall remain property of LESSEE and shall be completely removed by LESSEE on or before the expiration date of the Lease Term or extension thereof or upon anticipated termination hereof, unless LESSEE is in default hereunder, in which case the same will remain in benefit of LESSOR, free of any and all costs without any formalities other than the written notice of default. LESSEE shall repair at its own cost, all damages caused for the installation or removal of trade fixtures, equipment, furniture or temporary improvements.

Convienen las partes que en caso de que las accesorios, equipo, muebles y las mejoras llevadas a cabo por El ARRENDATARIO, permanezcan en la Propiedad Arrendada, no obstante la obligación aquí asumida por el ARRENDATARIO, por un plaza de diez (10) días naturales contados a partir de que haya terminado el presente contrato por la causa que fuere, las mismás quedaran a favor del ARRENDADOR, iibre de todo costo y sin que medie procedimiento alguno para ello, sin perjuicio de que el ARRENDATARIO esté obligado al pago de su remoción, en su caso y sin perjuicio de cualquier acción que se pueda ejercer.	The parties agree that in the event trade fixtures, equipment, furniture and temporary improvements performed by LESSEE, remain, upon termination of this Lease, for a period of ten (10) calendar days as of the date of termination hereof within the Leased Property, notwithstanding the obligation herein assumed by LESSEE, regardless of the cause of such termination, the same will remain in benefit of LESSOR, free of any and all costs, without the need of any proceeding for such purpose, notwithstanding the fact that LESSEE is obligated to pay for their removal when applicable and notwithstanding any other actions that may be filed.

B. El ARRENDATARIO será responsable de todo y cualquier acto, hecho u omisión que pueda producir cualquier desequilibrio ecológico, dano ambiental, responsabilidad o reclamación de responsabilidad de todos los materiales y desechos industriales que contaminen la Propiedad Arrendada en el presente o futuro, y mantendrá al ARRENDADOR libre y a salvo de cualquier reclamación, incluyendo los honorarios de abogado y consultores, ingenieros y cualquier gasto relacionado con la solución de la misma. Esta responsabilidad perdurará sin importar que el presente Contrato sea terminado por cuaiesquier causa, y en el entendido de que la autoridad ambiental competente determine el impacto causado por el ARRENDATARIO. El costo de cualquier estudio o actividad necesaria o relacionada con el impacto ambiental será pagado por el ARRENDATARIO.	B. LESSEE is responsible for any and all acts, facts or omissions throughout the Lease Term that can produce any ecological imbalance, environmental damage, responsibility or claim of responsibility for all material and industrial waste that contaminates the Leased, Property in the present or future and will save LESSOR harmless of any and all claims, including attorneys’, consultants and engineer’s fees and any cost related with the solution of the same. This responsibility will, endure regardless of that this Agreement is terminated by any reason, and provided a competent environmental authority determines such impact as caused by LESSEE. The cost of any study or activity necessary or in relation to any environmental impact caused by LESSEE will be paid by LESSEE.

NOVENA. CESIÓN.	NINTH. ASSIGNMENT.

I. El ARRENDATARIO tendrá el derecho, mediante autorización previa y por escrito del ARRENDADOR, de ceder o transferir esté Contrato de Arrendamiento o cualquier interés en el mismo, o permitir el uso de la Propiedad Arrendada, siempre y cuando el ARRENDATARIO se encuentre al corriente en el cumplimiento de sus pagos de rentas u otras obligaciones. En caso de dicha cesión, traspaso o subarrendamiento, el ARRENDATARIO seguirá siendo responsable de todas sus obligaciones establecidas en el presente Contrato de Arrendamiento.	I. The LESSEE shall have the right, through prior written consent of LESSOR, to assign or transfer this Lease or any interest therein, or permit the use of the Leased Property, provided that the LESSEE is current in the performance of their income payments or other obligations. In the event of such assignment, transfer or sublease, the LESSEE shall remain liable for all its obligations under this Lease.

II. El ARRENDADOR tendrá derecho a ceder una o varias veces, de tiempo en tiempo, todos o cualesquiera de las derechos y obligaciones del ARRENDADOR en esté Contrato de Arrendamiento, o cualquier interés en el mismo, sin el consentimiento del ARRENDATARIO, siempre y cuando dicha cesión no afecte las derechos del ARRENDATARIO de acuerdo con esté Contrato y, que el ARRENDADOR continue obligada al cumplimiento de todas y cada una de las obligaciones que asume en esté Contrato de Arrendamiento. En caso de cualquier cesión o cesiones, el ARRENDATARIO no podrá disminuir o retener el pago de las rentas a que se refiere esté Contrato, entablando directamente en contra del cesionario cualquier defensa, compensación o contrademanda que el ARRENDATARIO pueda tener en contra del ARRENDADOR o de cualquier otra persona. Sin embargo, el ARRENDATARIO espedficamente renuncia en esté acto, con relación a la retención de la renta, a cualquier providencia cautelar que garantice el pago de reclamaciones, en las términos que establezca el Código de Procedimientos Civiles del Estado de Baja California.	II. The LESSOR shall be entitled to assign one or more times, from time to time all or any of the rights and obligations of the LESSOR in this Lease, or any interest therein without the consent of the LESSEE, provided that such assignment without compromising the rights of LESSEE under this Agreement and that the LESSOR must continue to comply with any and all of the obligations assumed in this Lease. In case of any transfer or assignment, the LESSEE shall not reduce or withhold payment of the income referred to this Agreement, engaging directly against the assignee any defense, offset or counterclaim that the LESSEE may have against LESSOR or any other person. However, the LESSEE hereby waives specifically in relation to withholding of income, to any precautionary measure to ensure the payment of claims in the terms established by the Code of Civil Procedure of the State of Baja California.

DÉCIMA. MANTENIMIENTO.	TENTH. MAINTENANCE.

I. Mantenimiento. Durante el Término del Arrendamiento y/o hasta que el ARRENDATARIO desocupe y regrese la posesión de la Propiedad Arrendada al ARRENDADOR, el mantenimiento, reparación y reposición de la Propiedad Arrendada estarán regidos de conformidad con lo siguiente:	I. Maintenance. During the term of the lease and / or until the LESSEE vacate and return possession of the Leased Property to the LESSOR, maintenance, repair and replacement of the Leased Property shall be governed in accordance with the following:

El ARRENDATARIO esta obligado a conservar la Propiedad Arrendada en buenas condiciones de funcionamiento y operación. El ARRENDATARIO podrá llevar a cabo directamente el mantenimiento de la Propiedad Arrendada o contratar a un profesional autorizado por el ARRENDADOR para llevar a cabo dicho mantenimiento.	LESSEE is required to keep the Leased Property in good operating condition and operation. The LESSEE may carry out directly the maintenance of the Leased Property or hire a licensed professional to perform the maintenance.

El mantenimiento de la Propiedad Arrendada a cargo del ARRENDATARIO comprende ia reparación y reemplazo de todas las partes de la Propiedad Arrendada que de manera enunciativa pero no limitativa incluyen pavimentación, areas de estacio namiento1 caminos de acceso, techos e impermeabilización de techos, fachada, paredes, pintura de interiores y exteriores y, en general, de todas las construcciónes e instalaciones que conforman la Propiedad Arrendada.	The maintenance of the Leased Property by the LESSEE includes the repair and replacement of all parts of the Leased Property, including but not limited to paving, parking areas, access roads, roofs and waterproofing of roofs, facade, walls, interior and exterior painting and, in general, all buildings and facilities that make up the Leased Property.

II. En ningún caso el ARRENDATARIO podrá compensar el costo de cualquier mejoras y/o mantenimiento y/o reparaciones con el pago del Precio del Arrendamiento.	II. In any case the LESSEE may offset the cost of any improvements and / or maintenance or repairs to the payment of rent.

DÉCIMA PRIMERA. SUBORDINACIÓN.	ELEVENTH. SUBORDINATION.

Durante el término de esté Contrato de Arrendamiento, el ARRENDADOR tendrá el derecho de gravar las derechos que tiene sobre la Propiedad Arrendada o en esté Contrato para las efectos que considere convenientes y el ARRENDATARIO deberá subordinar y en esté acto subordina sus derechos en esté Contrato y en la Propiedad Arrendada a dicho gravamen. Sin embargo, en el caso de que dichos gravámenes sean hechos efectivos o ejecutados judicialmente, el titular de los derechos derivados def gravamen deberá convenir en respetar esté Contrato y aceptar el cumplimiento por parte def ARRENDATARIO de las obligaciones a que el mismo se refiere. El ARRENDATARIO deberá celebrar aquellos convenios que el ARRENDADOR solicite para confirmar esta subordinación y presentar cualquier información financiera que se requiera en forma normal por cualquier institución fiduciaria, banco o cualquier otra institución de crédito reconocida.	During the term of this Lease Agreement, LESSOR shall have the right to encumber its interest in the Leased Property or in this Lease Agreement for any purpose it deems convenient and LESSEE shall and hereby does subordinate its interest in this Lease Agreement and in the Leased Property to such encumbrances. However, in the event such encumbrances are foreclosed upon or judicially enforced, the one who holds the encumbrance shall agree to respect this Lease Agreement and accept the performance by LESSEE of its obligation hereunder. LESSEE shall execute any agreement which may be required by LESSOR in confirmation with such subordination and submit whatever public finance data may normally be requested by any trust insurance, bank or other recognized lending institution.

Una vez que el ARRENDADOR notifique por escrito al ARRENDATARIO que aquella ha cedido sus derechos sobre esté Contrato a una institución financiera como garantía de cualquier deuda u otra obligación del ARRENDADOR, el ARRENDADOR no tendrá derecho a modificar esté Contrato con el objeto de reducir la renta, disminuir el Término o modificar o rehusar cualquier obligación substancial del ARRENDATARIO sin el consentimiento por escrito por parte de tal institución financiera. Dicha obligación continuara hasta en tanto la institución financiera haya notificado al ARRENDATARIO, por escrito, que dicha cesión ha sido terminada, en el entendido de que, si el ARRENDADOR no obtiene la autorización de dicha institución financiera para llevar a cabo lo anterior, la modificación de las términos anteriormente establecidos no tendrá ningún efecto contra la institución financiera. Además, en caso de que la institución financiera notifique por escrito al ARRENDATARIO que las rentas aquí convenidas deberán ser pagadas directamente	Once LESSOR shall have notified LESSEE in writing that the former has assigned its interest in this Lease Agreement to any lending institution as security for a debt or other obligation of LESSOR, LESSOR shall not have the power to amend this Lease Agreements so as to reduce the rent, decrease the term or modify or negate any substantial obligation without the written consent of such lending institution. Such obligation shall continue until the lending institution has notified LESSEE in writing that such assignment has been terminated, in the understanding that if LESSOR fails to obtain such lending institution’s approval to carry out the foregoing, the amendment of the terms above mentioned shall have no effect whatsoever as against such lending institution. In addition, if the lending institution shall notify LESSEE in writing requiring the payment of rents hereunder directly to such lending institution or its representative, then LESSEE shall be obligated to deposit with such lending institution or its representative each subsequent rental that may become due

a dicha institución financiera o a su representante, el ARRENDATARIO estará obligado a pagar a dicha institución financiera o a su representante cada una de las rentas mensuales subsecuentes que venzan de acuerdo con esté Contrato (asi como, en su caso, aquellas rentas no pagadas y vencidas con anterioridad, con los consecuentes intereses moratorios), hasta la fecha en que la institución financiera notifique al ARRENDATARIO su autorización para que las rentas se paguen al ARRENDADOR o a cualquier otra persona que tenga derecho de recibirlas. Asimismo, la institución financiera no quedará obligada a reconocer aquellos pagos hechos por el ARRENDATARIO al ARRENDADOR despues de que el ARRENDATARIO haya recibido la notificación que lo obligue a hacer los pagos a dicha institución financiera, siempre y cuando el ARRENDADOR esté obligado a restituir dichos pagos a la institución financiera, sujeto a la tasa de interés aplicable de conformidad con el prestamo al ARRENDADOR.	under this Lease Agreement (together with any unpaid rent then past due), until the date on which such lending institution notifies LESSEE authorizing payment of rent to LESSOR or other party entitled thereto. In addition, the lending institution shall not be bound to recognize those payments made to LESSOR after LESSEE has received notice requiring payments to be made to such lending institutions, provided that LESSOR shall be bound to immediately reimburse such payments to the lending institution, subject to interest at the punitive rate of interest under the loan to LESSOR.

DÉCIMA SEGUNDA. DERECHO DE PASO.	TWELFTH. RIGHT OF WAY.

En esté acto se le otorga al ARRENDADOR y a quien esté designe el derecho de paso sobre, a través y por debajo de la Propiedad Arrendada, para entrar, salir, hacer instalaciones, reposiciones, reparaciones y mantenimiento de toda clase de equipo en el techo de la Propiedad Arrendada así como para llevar a cabo o instalar en la Propiedad Arrendada todo tipo de instalaciones accesorias a dicho equipo tales como póstes, transformadores, medidores y cableado, en el entendido que al ejercitar cualquier derecho otorgado al ARRENDADOR en esta Cláusula, esté conviene en causar la interferencia minima con la posesión y uso por parte del ARRENDATARIO de la Propiedad Arrendada.	LESSOR and its designee are hereby granted a right-of-way upon, across, and under the Leased Property to enter, exit, make installations, replacements, repairs and maintain all kind of equipment on the roof of the Leased Property as well as to carry out or install on the Leased Property all accessory installations to such equipment, such as posts, transformers, meters and cable, the above in the understanding that in exercising any right LESSOR may have under this Clause, it agrees to cause only a minimum interference with LESSEE’s use and possession of the Leased Property.

DÉCIMA TERCERA. INDEMNIZACIONES.	THIRTEENTH. INDEMNIFICATIONS.

I. Indemnización por el ARRENDATARIO. El ARRENDATARIO se obliga a indemnizar y a mantener en paz y a salvo al ARRENDADOR, a los acreedores hipotecarios del ARRENDADOR, a los agentes, contratistas, subcontratistas, empleados, sucesores y cesionarios del ARRENDADOR (conjuntamente, las “Partes del ARRENDADOR”), de cualquier multa, reclamación, costo, demanda, daño, pérdida, gasto (incluyendo honorarios de abogados), juicios o responsabilidades de cualquier naturaleza (conjuntamente, las “Reclamaciones”) promovidas por terceros y que surjan con motivo del uso u ocupación de la Propiedad Arrendada por parte del ARRENDATARIO o SUS SUBARRENDATARIOS, cesionarios, agentes, licenciatarios, contratistas, subcontratistas, concesionarios o empleados (conjuntamente las “Partes del ARRENDATARIO”) o de cualquier otro acto, omisión o hecho permitido o que sufra el ARRENDATARIO o las Partes del ARRENDATARIO por o en relación con la Propiedad Arrendada.	I. Compensation of the LESSEE. The LESSEE undertakes to indemnify and hold the LESSOR, harmless to the mortgagees of LESSOR, agents, contractors, subcontractors, employees, successors and assigns of LESSOR (collectively, “the LESSOR”) of any fines, claims, costs, damages, losses, expenses (including attorneys’ fees), judgments or liabilities of any nature (collectively, “Claims”) promoted by third parties that arise in connection with the use or occupancy of the Leased Property by the LESSEE or its SUBLESSEES, assignees, agents, licensors, contractors. subcontractors, licensees or employees (collectively “the LESSEE”) or any other act, omission or event permitted or suffered by the LESSEE or the LESSEE by or in connection with the Leased Property.

II. Si cualquiera de dichas Reclamaciones es iniciada por un tercero en contra del ARRENDADOR y/o cualesquiera de las Partes del ARRENDADOR, a solicitud del ARRENDADOR, el ARRENDATARIO se obliga a defender, a su propio costo, al ARRENDADOR y/o a las Partes del ARRENDADOR involucradas en tal procedimiento, mediante la designación al efecto de un abogado aceptable para el ARRENDADOR y/o para las Partes del ARRENDADOR involucradas. En ningun caso estará obligado el ARRENDATARIO a indemnizar al ARRENDADOR o cualquier Partes del ARRENDADOR si la Reclamación derivó de actos u omisiones dolosas o negligentes del ARRENDADOR o bien de las Partes del ARRENDADOR que corresponda.	II. If any of these claims is initiated by a third party against the LESSOR and / or any of the LESSOR, at the request of the LESSOR, the LESSEE agrees to defend, at its own expense, to LESSOR and / or the LESSOR involved in such proceedings by appointing an attorney to effect acceptable to the LESSOR and / or for the LESSOR involved. In no event shall the LESSEE be obliged to indemnify the LESSOR or the LESSOR if any claim arising from the acts or omissions intentional or negligent acts of LESSOR or LESSOR Parties concerned.

III. Indemnización por el ARRENDADOR. Asimismo, el ARRENDADOR se obliga a indemnizar y a mantener en paz y a salvo al ARRENDATARIO y las Partes del ARRENDATARIO, de y en contra de cualquier Reclamaciones promovidas por terceros y que surjan con motivo del uso u ocupación de la Propiedad Arrendada por parte del ARRENDADOR o de las Partes del ARRENDADOR, o de cualquier otro acto, omisión o hecho permitido o sufrido por el ARRENDADOR por las Partes del ARRENDADOR debido o en relación con la Propiedad Arrendada.	III. Compensation of the LESSOR. Likewise, the LESSOR agrees to indemnify and hold harmless the LESSEE and the LESSEE, from and against any claims by third parties and that arise in connection with the use or occupancy of the Leased Property by the LESSOR or of the LESSOR or any other act, omission or event permitted or suffered by the LESSOR for the LESSOR because of or in connection with the Leased Property.

Si cualquiera de dichas Reclamaciones es iniciada por un tercero en contra del ARRENDATARIO y/o cualquiera de las Partes del ARRENDATARIO, a solicitud del ARRENDATARIO, el ARRENDADOR se obliga a defender en tal procedimiento al ARRENDATARIO y/o a las Partes del ARRENDATARIO involucradas, al exclusivo costo del ARRENDADOR, mediante la designación al efecto de un abogado aceptable para el ARRENDATARIO y/o para las Partes del ARRENDATARIO involucradas. En ningún caso estará obligado el ARRENDADOR a indemnizar al ARRENDATARIO o a cualquier Partes del ARRENOATARIO si las Reclamaciones derivaron de actos u omisiones dolosas o negligentes del ARRENDATARIO o de dichas otras Partes del ARRENDATARIO.	If any of these claims is initiated by a third party against the LESSEE and / or any of the parties of that the request of the LESSEE, the LESSOR is obliged to defend in such proceedings to the LESSEE and / or the LESSEE involved, the exclusive of rental payments by designating the effect of a lawyer acceptable to the LESSEE and / or for the Parties of the LESSEE concerned. In no case the LESSOR is bound to compensate the LESSEEs or the Parties of the LESSEE if any claims arising from intentional acts or omissions or negligence of such other LESSEE of the Parties of the LESSEE.

IV. Prevalencia. Las disposiciones de esta Cláusula permanecerán vigentes, aún despues de termínado por cualquier causa esté Contrato de Arrendamiento, en relación con cualquier Reclamación impuesta en contra del ARRENDADOR o el ARRENDATARIO y hasta que expire el término de prescripción correspondiente.	IV. Prevalence. The provisions of this Clause shall remain valid, even after completion for any reason this Lease, in connection with any claim laid against the LESSOR or the LESSEE and until expiry of the relevant statute of limitations.

DÉCIMA CUARTA. DESOCUPAClÓN.	FOURTEENTH. VACATING.

I. Desocupación y Entrega. A la terminación de esté Contrato de Arrendamiento por cualquier causa, el ARRENDATARIO está obligado a desocupar y regresar la posesión y uso de la Propiedad Arrendada al ARRENDADOR, sin retraso y sin necesidad de que el ARRENDADOR lo requiera o de una orden judicial; perfectamente limpia y en las mismás buenas condiciones que tenía la Propiedad Arrendada en la Fecha de Inicio de este Contrato de Arrendamiento, incluyendo condiciones ambientales, salvo por el desgaste del uso normal de sus construcciónes. Para efectos de esta cláusula, dichas condiciones ambientales significan las condiciones ambientales que se especifican en los estudios ambientales de la Propiedad Arrendada entregados por el ARRENDADOR al ARRENDATARIO en la Fecha de Inicio, según carta que se acompaña a este Contrato como Anexo “H”.	I. Vacating and Delivery. Upon termination of this Lease for any reason, the LESSEE is obliged to vacate and return possession and use of the Leased Property to the LESSOR without delay and without the lease required or a court order, perfectly clean and in the same good condition that had the Leased Property on the Commencement Date of this Lease, including environmental conditions, except for normal wear and tear of its buildings. For purposes of this clause, these environmental conditions mean environmental conditions specified in environmental studies of the Leased Property delivered by the LESSOR to the LESSEE at the Commencement Date, according to a letter that accompanies this Agreement as Exhibit “H”.

II. Acta de Entrega y Recepción. Las partes deberán dejar constancia, mediante acta que levanten y sea firmada por sus respectivos representantes legales, así como prueba fehaciente que acredite el estado físico de la Propiedad Arrendada, del acto por medio del cual el ARRENDATARIO regrese la posesión de la Propiedad Arrendada al ARRENDADOR y de cualquier circunstancia relacionada con dicha entrega y recepción. En el Acta mencionada, las partes deberán, además, hacer constar que el ARRENDATARIO entregó y el ARRENDADOR recibió de conformidad los documentos señalados en las III y IV de esta clausula, sin lo cual la entrega y recepción de la posesión de la Propiedad Arrendada no podrá considerarse concluida, y en este mismo caso tal circunstancia se entenderá que es equivalente a una Ocupación Indebida y, por lo tanto, serán aplicables todos las efectos señalados en la Clausula Decimo Cuarta.	II. Delivery and Receipt Act. The parties shall evidence through a recording document duly signed by their respective legal representatives, as well as proof attesting to the physical condition of the Leased Property of the act by which the LESSEE returns possession of the Leased Property to LESSOR and any circumstance related to such delivery and receipt. In the above Act, the parties should likewise be noted that the LESSEE and LESSOR was delivered under the documents specified in the III and IV of this clause, without which the delivery and receipt of possession of the Leased Property may not be considered completed, and in this case that fact means that it is equivalent to an improper occupation and, therefore, apply all effects specified in Clause Fourteenth.

III. Estudios Ambientales. Treinta (30) dias antes de la terminación por cualquier causa de este Contrato de Arrendamiento, el ARRENDATARIO estará obligado a llevar a cabo a su entero costo, gasto y responsabilidad y a entregar al ARRENDADOR (i) un Estudio Ambiental sobre la Propiedad Arrendada realizado por una firma de consultores ambientales de buena reputación o satisfacción del ARRENDADOR y previamente aprobada por escrito por el ARRENDADOR (un “Consultor Ambiental Aprobado”), y en caso que dicho Fase I así lo requiera, un Estudio Ambiental de Sitio Fase II realizado sobre la Propiedad Arrendada por el Consultor Ambiental Aprobado, y/o demás estudios e informes en la medida en que tecnicamente o conforme a las Requisitos Ambientales sean necesarios o convenientes para confirmar que la Propiedad Arrendada está libre de Condiciones de Contaminación que deriven del uso del ARRENDATARIO (o de cualquier Parte del ARRENDATARIO) de la Propiedad Arrendada y fisicamente se encuentra en las mismás condiciones ambientales en que la recibió en la Fecha de Inicio de este Contrato de Arrendamiento, y (ii) copia de las notificaciones que presente el ARRENDATARIO por escrito ante cualquier autoridad competente (debidamente sellado de recibido por dichas autoridades) con respecto al cierre o cese de operaciones o actividades del ARRENDATARIO en la Propiedad Arrendada, asi como copias de los expedientes completos relativos así procedimiento de abandono de sitio que en su caso deba seguir el ARRENDATARIO conforme a la legislación aplicable.	III. Environmental Studies. Thirty (30) days before the termination for any reason of this Lease, the LESSEE is obliged to carry out at their entire cost, expense and responsibility and deliver to LESSOR (i) an Environmental Study on the Leased Property made by an environmental consulting firm of good reputation or satisfaction of LESSOR and previously approved in writing by the LESSOR (an “Approved Environmental Consultant”), and should that Phase I approval is required, a Site Environmental Study Phase II on the Leased Property made by the Consultant Environmental Approved and/or other studies and reports on the extent to which technical or conforming to environmental requirements are necessary or desirable to confirm that the Leased Property is free from pollution conditions arising from LESSEE use (or any part of the LESSEE) of the Leased Property is physically located in the same environment in which it was received on the Commencement Date of this Lease, and (ii) copies of notifications submitted by the LESSEE in writing before any competent authority (duly stamped as received by the authorities) regarding the closure or cessation of operations or activities of the LESSEE in the Leased Property and complete copies of records concerning the procedure for abandonment of the site that in its case should follow the LESSEE under applicable law.

IV. Asimismo, el ARRENDATARIO estará obligado a entregar al ARRENDADOR dentro de los últimos treinta (30) dias anteriores a la fecha de desocupación y entrega de la posesión de la Propiedad Arrendada, (i) una actualización (preparada por un Consultor Ambiental Aprobado) de los estudios ambientales y/o en caso de haberse requerido llevar a cabo remediación para subsanar cualquier Condiciones de Contaminación que deriven del uso del ARRENDATARIO (o de cualquier Parte del ARRENDATARIO) de la Propiedad Arrendada, los documentos siguientes: (ii) certificado de la autoridad competente, hacienda constar que la Propiedad Arrendada no se incluye dentro del Inventario Nacional de Sitios Contaminados; (iii) certificado emitido por el Registro Publico de la Propiedad, hacienda constar que en el folio real de la Propiedad Arrendada no existe anotación de Condición de Contaminación alguna que deriven del uso del ARRENDATARIO (o de cualquier Parte del ARRENDATARIO) de la Propiedad Arrendada; (iv) si con motivo del aviso presentado del cierre de instalaciones del ARRENDATARIO en la Propiedad Arrendada, la autoridad competente realizó una inspección y derivado de lo anterior fue iniciado un procedimiento administrativo, el ARRENDATARIO también deberá entregar al ARRENDADOR constancia emitida por la Procuraduria Federal de Protección al Ambiente y/o de la Secretaría del Medio ambiente y Recursos Naturales y de cualquier otra autoridad local competente que proceda conforme a los Requisitos Ambientales, en que se haga constar que no existe obligación alguna de cumplirse medidas y/o sanciones derivadas de tal inspección; y (v) en cualquier otro caso, constancia emitida por tales autoridades confirmando que con motivo del aviso de cierre de las instalaciones del ARRENDATARIO en la Propiedad Arrendada, no existe obligación alguna pendiente de cumplimiento.	IV. Likewise, the LESSEE must deliver to LESSOR within the last thirty (30) days before the date of vacating and delivery of possession of the Leased Property, (i) an update (prepared by an environmental consultant Approved) of the environmental studies and/or if already required to conduct any remediation to address pollution conditions arising from the use of the LESSEE (or any of LESSEE Parle) Leased Property, documents identified in the twelfth clause number III (v), (ii) certificate of the competent authority stating that the Leased Property is not included in the National Inventory of Contaminated Sites, (iii) certificate issued by the Public Register Property, stating that the real folio Leased Property Condition no endorsement of any contamination arising from the use of the LESSEE (or any part of the LESSEE) of the Leased Property, (iv) if by reason of the notice filed of LESSEE closing facilities in the Leased Property, the competent authority and conducted an inspection of the above derivative was initiated an administrative proceeding, the LESSEE likewise must deliver to LESSOR certificate issued by the Federal Attorney for Environmental Protection and/or Secretariat of Environment and Natural Resources and any local authority to proceed according to environmental requirements, in which it is shown that there is no obligation to enforce measures and/or penalties for such inspection, and (v) in any other case certificate issued by such authorities confirmed that on the occasion of the notice of closure of the facilities of the LESSEE in the Leased Property, there is no obligation to be discharged.

V. La entrega de la documentación señalada en los párrafos precedentes de esta cláusula por parte del ARRENDATARIO, no libera al ARRENDATARIO de cualquier obligación de cumplir con la presentación de otros estudios y/o información ante las autoridades competentes conforme a los Requisites Ambientales, derivado del cierre de las instalaciones del ARRENDATARIO en la Propiedad Arrendada	V. The delivery of the documentation indicated in the preceding paragraphs of this clause by the LESSEE, may not relieve the LESSEE from any obligation to comply with the submission of further studies and / or information to the competent authorities pursuant to Environmental, derived from the closure of facilities in the LESSEE in the Leased Property.

VI. En este acto, las partes convienen que ninguna de las garantias otorgadas por el ARRENDATARIO o sus fiadores garantizando el cumplimiento de esté Contrato de Arrendamiento por parte del ARRENDATARIO a favor del ARRENDADOR podrá cancelarse sin la previa confirmación del ARRENDADOR otorgada por escrito manifestando haberse cumplido todos las requisitos señalados en esta Cláusula.	VI. In this act, the parties agree that none of the rights guaranteed by the LESSEE or his sureties guaranteeing the fulfillment of this Lease by the LESSEE for the LESSOR may be canceled without prior confirmation granted in writing by stating having completed all the requirements set out in this Clause.

VII. Propiedades del ARRENDATARIO. Salvo que de otra forma lo acuerden las partes por escrito, todos los muebles e instalaciones comerciales del ARRENDATARIO y demás equipo que no se encuentre permanentemente unido a la Propiedad Arrendada que coloque o instale el ARRENDATARIO en la Propiedad Arrendada, continuaran siendo bienes propiedad del ARRENDATARIO y los deberá remover a la terminación por cualquier causa de esté Contrato de Arrendamiento, debiendo el ARRENDATARIO reparar a su costa todos los daños que resulten de la instalación, mantenimiento o remoción de dichos bienes, incluyendo todos los anuncios, letreros, toldos e instalaciones de naturaleza similar del ARRENDATARIO.	VII. LESSEE Properties. Unless otherwise agreed by the parties in writing, all the furniture and commercial installations of the LESSEE and other equipment is not permanently attached to the Leased Property to place or install the LESSEE in the Leased Property, goods remain property of the LESSEE and must remove the termination for any reason of this Lease, the LESSEE must repair at its expense all damage resulting from the installation, maintenance or removal of such property, including all advertisements, signs, awnings and facilities similar nature of the LESSEE.

VIII. Abandono de Bienes del ARRENDATARIO. El ARRENDATARIO expresamente reconoce y conviene que cualquier bien de su propiedad que permanezca en la Propiedad Arrendada por más de treinta (30) dias despues de terminado por cualquier causa este Contrato de Arrendamiento, se entendera abandonada, sin necesidad de cumplir con formalidad alguna, incluyendo orden judicial.	VIII. Abandonment of Property of the LESSEE. The LESSEE expressly acknowledge and agree that any property it own that remains in the Leased Property for more than thirty (30) days after the termination for any reason this Lease, shall be considered abandoned, without having to comply with any formalities, including warrant.

DECIMA QUINTA. INCUMPLIMIENTOS Y RECURSOS.	FIFTEENTH. DEFAULTS AND REMEDIES.

I. Incumplimientos del ARRENDATARIO. Cada uno de los siguientes casos será una causa de incumplimiento (“Causa de Incumplimiento”) del ARRENDATARIO conforme a este Contrato de Arrendamiento, si el ARRENDATARIO no subsana dicha Causa de Incumplimiento dentro del periodo correspondiente para hacerlo.	I. Failures of the LESSEE. Each of the following cases will be a cause of failure (“Failure Cause”) of LESSEE under this Lease, if the LESSEE fails to remedy the causes of default within the applicable period for doing so.

II. Salvo que expresamente se establezca alga distinto para un caso específico, el plazo para subsanar una Causa de Incumplimiento será de treinta (30) días contados a partir de que ARRENDATARIO reciba el aviso por escrito del ARRENDADOR especificando la Causa de Incumplimento.	II. Unless explicitly set something different for a specific case, the period to remedy a Failure Cause shall be thirty (30) days from that LESSEE receives written notice from LESSOR specifying the Cause of Failure.

III. Causas de Incumplimento:	III. Failure Causes:

(a) Si el ARRENDATARIO opera o utiliza la Propiedad Arrendada para cualquier uso distinto al Uso Autorizado;	(a) If LESSEE operates or uses the Leased Property for any use other than the purposes authorized;

(b) Si el ARRENDATARIO incumple con el pago oportuno de cualquier mensualidad del Precio del Arrendamiento o cualquier otro pago a su cargo conforme a este Contrato. El plaza para subsanar esta Causa de Incumplimiento es de cinco (5) días naturales;	(b) If the LESSEE fails to comply with the timely payment of any monthly installment of rental or other payment it is responsible hereunder. The period to remedy the causes of default is five (5) calendar days;

(c) Si cualquiera de los seguros que deban ser mantenidos por el ARRENDATARIO de conformidad con esté Contrato es cancelado, rescindldo, no es renovado o se reduce o modifica sin el consentimiento previo y por escrito del ARRENDADOR. El plaza para subsanar esta Causa de Incumplimiento es de cinco (5) días naturales;	(c) If any insurance that must be maintained by the LESSEE under this Agreement is canceled, terminated, not renewed or reduced or modified without the prior written consent of LESSOR. The period to remedy the causes of default is five (5) calendar days;

(d) Si el ARRENDATARIO intenta o lleva a cabo una cesión, subarrendamiento o cualquier otro traspaso de sus derechos u obligaciones derivados de este Contrato de Arrendamiento, sin la previa aprobación por escrito del ARRENDADOR. En este caso, no existira plaza para subsanar la Causa de Incumplimiento;	(d) If LESSEE attempts or carry out an assignment, subletting or other transfer of its rights or obligations under this Lease, without the prior written approval of LESSOR. In this case, there is no time to remedy the causes of default;

(e) Si el ARRENDATARIO no suscribe cualquier instrumento de subordinación, modificación o certificado dentro de los periodos establecidos en la Cláusula décimo primera anterior, una vez que el ARRENDADOR le haya hecho una solicitud de dichos instrumentos o certificados;	(e) if the LESSEE does not endorse any instrument of subordination, amendment or certificate within the periods stipulated in Clause Eleventh, once the LESSOR has made a request of such instruments or certificates;

(f) Si el ARRENDATARIO o cualquiera de las Partes del ARRENDATARIO no acata o incumple cualquier disposición de la Reglamentación Aplicabie a la Propiedad Arrendada, incluyendo las modificaciones que se hagan en cualquier tiempo, en el entendido que si el ARRENDATARIO o cualquiera de las Partes del ARRENDATARIO incumplen la misma disposición o reglamento en más de dos ocasiones, el tercer incumplimiento se considerara una Causa de Incumplimento (sin necesidad de aviso y sin existir plaza para subsanar este incumplimiento).	(f) if the LESSEE or any of the LESSEE fails to comply with or contravenes any provision of the regulations applicable to the Leased Property, including amendments made at any time, with the understanding that if the LESSEE or any party LESSEE breach of that provision or regulation in more than two occasions, the third violation is considered a Cause of Default (without notice and without existing period to remedy such failure).

(g) Si el ARRENDATARIO o fiador o aval de las obligaciones del ARRENDATARIO bajo este Contrato (i) hace cesión de sus bienes en beneficio de acreedores; (ii) inicia cualquier proceso, procedimiento u otra acción para obtener una orden de liberación a su favor como deudor o para ser declarado en quiebra o insolvente, o buscar reorganización, arreglo, ajuste, liquidación, disolución o la reestructura de sus deudas o (iii) le es designado, para la administración de parte o todos sus bienes, un interventor, fiduciario, custodio o cualquier otro funcionario similar (conjuntamente el 11Procedimiento de liberación”); (iv) queda sujeto a cualquier Procedimiento de Liberación que no se concluya dentro de las sesenta (60) días siguientes de haberse promovido; o (v) deja de existir legalmente (en caso de que el ARRENDATARIO, fiador o aval sea una sociedad, asociación u otra entidad), no hacienda perfodo para subsanar en esta ultima Causa de Incumplimento;	(g) if the LESSEE or guarantor or surety of the obligations of LESSEE under this Agreement (i) makes sale of its assets for the benefit of creditors, (ii) begins any process, procedure or other action to obtain his release as debtor or to be declared bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or restructuring of its debts or (iii) he is appointed to manage part or all of its assets, a financial controller trustee, custodian or other similar officer (collectively, the “release procedure”), (iv) is subject to any release procedure is not completed within sixty (60) days of being promoted, or (v) leaves legally exist (if LESSEE, guarantor or surety is a company, partnership or other entity), not making time to remedy the latter Cause of Default;

(h) Si el ARRENDATARIO deja de operar o abandona la Propiedad Arrendada por un periodo que exceda de treinta (30) días;	(h) If the LESSEE ceases to operate or abandons the Leased Property for a period exceeding thirty (30) days;

(i) Si el ARRENDATARIO incumple con cualquier otra de las obligaciónes a su cargo en esté Contrato y continúa sin subsanarla al Término de treinta (30) días contados a partir de la notificación del ARRENDADOR manifestando la Causa de Incumplimiento del ARRENDATARIO de que se trate.	(i) If the LESSEE fails to comply with any of his/her obligations in this Agreement and continues without redress at the end of thirty (30) days after notification of the LESSOR stating the causes of default of the LESSEE concerned.

IV. Responsabilidad de las Partes. De conformidad con la Reglamentación Aplicable y las disposiciones de este Contrato de Arrendamiento y siempre que el ARRENDATARIO se encuentre en cumplimiento de todas sus obligaciones conforme a este Contrato, el ARRENDADOR garantiza al ARRENDATARIO el uso y goce pacífico de la Propiedad Arrendada durante el Término del Arrendamiento.	IV. Responsibility of Parties. In accordance with the applicable regulations and the provisions of this Lease and provided that the LESSEE is in compliance with all its obligations under this Agreement, the LESSOR warrants to LESSEE peaceful use and enjoyment of the Leased Property during the Term of lease.

V. El ARRENDATARIO reconoce que sus obligaciones de usar, desocupar y regresar la posesión de la Propiedad Arrendada están regidas por las disposiciones antes mencionadas. Por lo tanto, el ARRENDATARIO en este acto expresamente renuncia a cualquier otros derechos que contravengan las disposiciones de esté Contrato de Arrendamiento en cuanto a cualquier clase de derecho para retener la posesión de la Propiedad Arrendada.	V. The LESSEE acknowledges that its obligations to use, vacate and return possession of the Leased Property are governed by the above provisions. Therefore, the LESSEE in this act expressly waives any other rights that contravene the provisions of this Lease as to any kind of right to retain possession of the Leased Property.

VI. Recursos del ARRENDATARIO/Delimitación de Responsabilidad. El ARRENDADOR no estará en incumplimiento de este Contrato, salvo que el ARRENDADOR incumpla con cualquiera de sus obligaciones al Término de un plazo de treinta (30) días siguientes a que reciba el aviso por escrito por parte del ARRENDATARIO especificando dicho incumplimiento o al término de cualquier otro plazo pactado por el ARRENDADOR y el ARRENDATARIO que se requiera para corregir el incumplimiento de que se trate.	VI. LESSEE Resources / Division of Accountability. The LESSOR will not be in breach of this Agreement, unless the LESSOR fails any of its obligations after a period of thirty (30) days after receiving written notice from the LESSEE specifying such failure or the end of such other period as agreed between the LESSOR and the LESSEE is required to correct the breach concerned.

(a) Todas las obligaciones del ARRENDADOR en esté Contrato de Arrendamiento serán obligatorias para el ARRENDADOR unicamente durante el periodo en que sea dueño de la Propiedad Arrendada y no después. El término “ARRENDADOR” en este Contrato de Arrendamiento significa solamente el propietario de la Propiedad Arrendada durante ese tiempo.	(a) All obligations of LESSOR in this Lease shall be binding upon. LESSOR for only as long as it is the LESSOR of the Leased Property and not after. The term “LESSOR” in this Lease means only the LESSOR of the Leased Property during that time.

(b) Una vez transmitido el domicilio de la Propiedad Arrendada por parte de dicho propietario, en ese momento dicho propietario quedara liberado del cumplimiento de toda y cualquier obligación que le derive como ARRENDADOR. Sin embargo, dichas obligaciones deberán ser cumplidas durante el Término del Arrendamiento por cada nuevo propietario durante el tiempo en que sea propietario de la Propiedad Arrendada, de conformidad con lo estipulado en el Código Civil Aplicable en su artículo correlativo a lo dispuesto el articulo 2409 del Codigo Civil Federal.	(b) Having passed the home of the Leased Property by that LESSOR, then such LESSOR .shall be relieved of compliance with any and all obligation which arises as LESSOR. However, such obligations should be fulfilled during the lease term for each new LESSOR during the time he is the LESSOR of the Leased Property in accordance with the provisions of the Civil Code applicable in Article correlative to the provisions of Article 2409 Federal Civil Code.

VII. Recursos del ARRENDADOR. Al ocurrir una Causa de Incumplimento, el ARRENDADOR podrá ejercer cualquiera de los siguientes recursos:	VII. Resources of the LESSOR. If a Cause of Default occur, the LESSOR may exercise any of the following resources:

(a) Dar por terminado esté Contrato de Arrendamiento, en ese caso el ARRENDATARIO estará obligado a pagar de inmediato el saldo insoluto del Precio total del Arrendamiento y demás adeudos a cargo del ARRENDATARIO, incluyendo primas de seguros, cuotas de mantenimiento y demás Gastos Reembolsables, y todos las gastos en que incurra el ARRENDADOR para lograr el pago efectivo de las obligaciones adeudadas por el ARRENDATARIO, incluyendo intereses acumulados a la Tasa de Interes, honorarios de abogados y peritos, y gastos y costos judiciales, para recuperar la posesión de y restituir la Propiedad Arrendada a las mismas condiciones en que la entregó al ARRENDATARIO.	(a) Terminate this Lease, then the LESSEE will be obliged to immediately pay the unpaid balance of the total price of leases and other debits charged to the LESSEE, including insurance premiums, maintenance fees and other reimbursable expenses , and all expenses incurred by the LESSOR to make actual payment of the liabilities of the LESSEE, including interest earned to the Interest Rate, attorneys and experts fees and expenses and court costs, to recover possession of and restore the Leased Property to the same conditions that gave the LESSEE.

(b) Cumplir con cualquier obligación con la que el ARRENDATARIO no haya cumplido y, en caso de que asi lo elija el ARRENDADOR, el ARRENDATARIO estará obligado a rembolsar al ARRENDADOR todos las casos y gastos incurridos por el ARRENDADOR en la ejecución de tal obligación, más los intereses acumulados a la Tasa de Interés, a partir de la fecha en que el ARRENDADOR incurrio en tales costos y gastos y hasta la fecha en que el ARRENDADOR efectivamente reciba el pago del principal y los intereses acumulados. Estos pagos serán considerados parte del Precio del Arrendamiento y/o las Gastos Reembolsables para efectos de esté Contrato de Arrendamiento.	(b) to comply with any obligation which the LESSEE has not complied and, if they so choose the lease, the LESSEE is obliged to reimburse the LESSOR all cases and expenses incurred by the LESSOR in the implementation of such an obligation, plus accrued interest at the Interest Rate, from the date the LESSOR incurred such costs and expenses until the date on which the lease actually receives the payment of principal and accrued interest. These payments are considered part of rental and / or reimbursable expenses for purposes of this Lease.

(c) Todos y cada uno de los recursos consignados a favor del ARRENDADOR en esté Contrato de Arrendamiento serán adicionales a cualquier otra acción que el ARRENDADOR pueda ejercitar conforme a la ley en defensa de sus intereses.	(c) Each and every one of the resources appropriated for the LESSOR in this Lease shall be additional to any other action as the LESSOR may exercise under the law to protect their interests.

DÉCIMA SEXTA. DEPÓSITO. El ARRENDATARIO en esté acto asume su obligación para depositar la cantidad de $10,050.65 dólares (Diez mil cincuenta dólares 65/100, moneda de los Estados Unidos de América), equivalente a un (01) mes de renta, adicional al Impuesto al Valor Agregado (IVA) aplicable. El mencionado depósito en garantía por el cumplimiento de las obligaciones asumidas en este Contrato por el ARRENDATARIO, incluirá pero no estará limitado al pago de rentas, daños ambientales o contaminación de la Propiedad Arrendada, y será devuelto al ARRENDATARIO por el ARRENDADOR al término de esté Contrato de Arrendamiento o cualquiera de sus extensiones, una vez que el ARRENDATARIO compruebe que ha cumplido con todas sus obligaciones y que no existen obligaciones de pago pendientes, de otra forma el ARRENDADOR queda expresamente autorizado a utilizar tal depósito para cubrir las cantidades adeudadas por cualquier concepto al ARRENDADOR.	SIXTEENTH. SECURITY DEPOSIT. LESSEE hereby assumes its obligation to deposit the amount of $10,050.65 dollars (Ten thousand fifty dollars 65/100 currency of the United States) equivalent to one (01) months’ rent, plus the applicable Value Added Tax (VAT). Said deposit will guaranty the compliance of the obligations assumed hereunder by LESSEE, including but not limited to payment of rents, environmental damage or contamination of the Leased Property, and shall be reimbursed to LESSEE by LESSOR upon termination of the Lease Agreement, once LESSEE provides evidence that all obligations have been complied with and that complied with and that there are no pending payments in relation to the obligations assumed herein, otherwise LESSOR is expressly authorized to use such deposit to cover amounts owed under any title to LESSOR

DÉCIMA SEPTIMA. GARANTIA.	SEVENTEENTH. GUARANTY.

Queda claramente entendido que el ARRENDADOR ha convenido celebrar esté Contrato con el ARRENDATARIO debido a las garantías presentadas por el ARRENDATARIO. En consecuencia, el ARRENDATARIO acuerda y asegura que otorga una Garantía, la cual se agrega al presente contrato como Anexo “I” misma que será entregada por parte de “Footprint LLC” (“GARANTE”), para asegurar la aceptación del ARRENDATARIO a todos los compromisos, condiciones, responsabilidades y convenios, incluyendo aquellos relativos a la aplicación de mecanismos de restauración de contingencias ambientales y contaminación de la Propiedad Arrendada, según se establecen en este Contrato de Arrendamiento.	It is clearly understood that LESSOR has been induced to enter into this Lease with LESSEE due to the guaranties to be submitted by LESSEE. Consequently, LESSEE hereby agrees and assures that a Guarantee under the form of Exhibit “I” attached hereto, is given by “Footprint LLC” (“GUARANTOR”), to insure the adherence by LESSEE of all of the conditions, covenants, obligations, including those concerning the application of mechanisms of restoration in the event of an environmental damage and contamination of the Leased Property, liabilities and agreements set forth in this Lease Agreement.

DÉCIMA OCTAVA. RENUNCIA.	EIGHTEENTH. WAIVER.

La renuncia, retraso o falta de ejercicio por cualquiera de las partes a sus derechos a exigir el cumplimiento de cualquier disposición de esté Contrato de Arrendamiento, no será una renuncia o limitación a los derechos de dicha parte para exigir el cumplimiento de la misma u otras disposiciones de este Contrato de Arrendamiento en el futuro.	The waiver, delay or non-exercise by either party of their rights to enforce any provision of this Lease, will not be a waiver or limitation on the rights of such party to enforce the same or other provisions of this Lease in the future

DÉCIMA NOVENA. NOTIFICACIONES.	NINETEENTH. NOTICES.

Todas las notificaciones a que se refiere el presente Contrato, y remitidas entre cada una de las partes a la otra, deberán ser dirigidas al domicilio que estas establecieron en las Declaraciones de esté contrato, dirigidas al representante legal de la parte correspondiente, con atención a su Gerente General en esta ciudad de Mexicali, Baja California, México, o a cualquier otro domicilio y nombres que de tiempo en tiempo sea proporcionado por las partes. Dichas notificaciones serán hechas por escrito y enviadas por correo certificado, por fax, o entregados personalmente cuando sea posible, y surtirán efectos siete (7) dias despues de la fecha enviada por correo o en la fecha en que se entreguen personalmente. Las notificaciones por duplicado se enviaran por correo aéreo certificado, porte pagado, a aquellas direcciones que en forma adicional soliciten de tiempo en tiempo cualquiera de las partes por escrito.	All notices under this Lease Agreement, sent for by one party to the other, shall be forwarded to the corresponding address mentioned by each party on the Recitals of this contract, in care of their corresponding legal representatives, copied to their General Manager in this city of Mexicali, Baja California, Mexico, or such other addresses and names as may from time to time be furnished by the parties hereto. Said notices shall be in writing and sent registered mail, by fax, or hand-delivered when possible, and shall be effective seven (7) days after the date of mailing thereof, or on the date they are hand-delivered. Duplicate notices shall be sent by certified airmail, postage prepaid, to such additional addresses as may from time to time be requested in writing by the parties hereto.

VIGESIMA. CASO FORTUITO Y FUERZA MAYOR.	TWENTIETH. FORTUITOUS EVENT AND FORCE MAJEURE.

Ninguna de las partes será responsable por retrasos o incumplimiento de cualquiera de las obligaciones a su cargo bajo este Contrato (se exceptuan obligaciones de pago de dinero) si dicho retraso o incumplimiento es ocasionado por una Causa de Fuerza Mayor, pero solo durante el tiempo que perdure dicha causa. Para efectos de este Contrato de Arrendamiento, una Causa de Fuerza Mayor significara una causa enteramente fuera del control de cualquiera de las partes, tales como tumultos, insurrecciones, ley marcial, retrasos gubernamentales, conmociones civiles, guerra, incendio, inundaciones, temblores u otros siniestros o casos fortuitos.	Neither party shall be liable for delays or failure of either his/ her obligations under this Agreement (with the exception of cash payment obligations) if such delay or failure is caused by a Force Majeure Cause, but only for as long as endure the cause. For purposes of this Lease, a Cause of Force Majeure will mean a cause entirely beyond the control of either party, such as riots, insurrection, martial law, governmental delays, civil commotions, war, fire, floods, earthquakes or other accidents or acts of God.

VIGESIMA PRIMERA. CONFIDENCIALIDAD.	TWENTY FIRST. CONFIDENTIALITY.

Cualquier información y asesoria proporcionada por las partes por virtud de esté Contrato o relacionado con la investigación, análisis de tecnologia, experiencia, operación, metodo, metodologia o practicas de las partes, asi como toda la información contenida en manuales, estudios, audios, graficas y materiales electrónicos, y cualquier otro documento o comunicaciones orales o escritas (“Información Confidencial”) deberá considerarse y tratarse como confidencial por la parte receptora, sus afiliados, subsidiarias, accionistas, directores, funcionarios y empleados como si fuera propia y no podrá duplicarse o revelarse de forma alguna por la parte receptora, sus accionistas, directores, funcionarios y empleados a cualquier tercero, sin la autorización previa y por escrito de la parte que la proporciona, salvo que la revelación de dicha Información Confidencial sea requerida por orden judicial o administrativa expedida por autoridades estatales y/o federales competentes, o sea revelada en relación con el cumplimiento forzoso de esté Contrato de Arrendamiento.	Any information and advice provided by the parties under this Agreement or related research, technology analysis, experience, operation, method, methodology or practices of the parties and all information contained in manuals, studies, audio, graphics and materials electronic, and any other documents or oral or written communications (“Confidential Information”) shall be considered and treated as confidential by the receiving party, its affiliates, subsidiaries, shareholders, directors, officers and employees as its own and may not be duplicated or disclosed any way by the receiving party, its shareholders, directors, officers and employees to any third party without the prior written consent of the party provides, except that disclosure of such Confidential Information is required by court or administrative order issued by state and/or federal authorities, or be disclosed under the indenture of this Lease.

A la terminación de este Contrato por cualquier motivo, las partes deberán regresarse toda Información Confidencial recibida de la otra parte, incluyendo todas y cada una de las copias que se hayan obtenido respecto de dicha información. Las obligaciones de confidencialidad y de no revelación incluidas en esta clausula continuarán en vigor aun despues de la terminación por cualquier causa de este Contrato de Arrendamiento.	Upon termination of this Lease for any reason, the parties must return all Confidential Information received from the other party, including any and all copies have been obtained in respect of such information. The obligations of confidentiality and non-disclosure contained in this clause shall remain in force even after termination for any reason of this Lease.

VIGESIMA SEGÚNDA. DERECHO DEL TANTO.	TWENTY SECOND. RIGHT OF FIRST REFUSAL.

El ARRENDATARIO expresamente renuncia a cualquier derecho de preferencia o del tanto para comprar la Propiedad Arrendada y a recibir indemnización por cualquier mejora que haga a la Propiedad Arrendada.	The LESSEE expressly waives any right of preference or both to buy the Leased Property and to receive compensation for any improvements made to the Leased Property.

En este acto el ARRENDATARIO renuncia a los derechos anteriores que en su caso le conceda la ley aplicable.	In this event, LESSEE waives the previous rights granted if the applicable law.

VIGESIMA TERCERA. INTEGRIDAD DEL CONTRATO.	TWENTY THIRD. ENTIRE AGREEMENT.

I. Integridad del Contrato. Esté Contrato de Arrendamiento y todos sus Anexos constituyen la totalidad de los acuerdos celebrados entre las partes respecto a su objeto, y sustituye y deja sin efectos cualquier acuerdo previo entre las partes en relación con el mismo.	I. Entire Agreement. This Lease and all its annexes constitute the entire agreement between the parties as to the subject, and supersedes and nullifies any previous agreement between the parties relating thereto.

II. Plazos. Salvo que de otra forma se especifique, todos los términos (día, mes o año) establecidos en esté Contrato de Arrendamiento se entenderan como términos naturales.	II. Period. Unless otherwise specified, all terms (day, month or year) set forth in this Lease shall be natural terms.

III. Modificaciones. Este Contrato de Arrendamiento no podrá ser modificado de forma alguna sin el acuerdo por escrito del ARRENDADDR ARRENDATARIO.	III. Modifications. This Lease shall not be altered in any way without prior written agreement of the LESSOR and LESSEE.

IV. Encabezados. Las partes convienen en que los encabezados en esté Contrato de Arrendamiento se insertan únicamente como referenda y no podrán ser utilizados en la interpretación del mismo.	IV. Headings. The parties agree that the headings in this Lease Agreement are inserted for reference only and may not be used in the interpretation.

V. Idioma. Este Contrato de Arrendamiento se celebra en idiomás español e ingles, en el entendido de que en caso de cualquier discrepancia entre dichas versiones, la versión en idioma español prevalecerá.	V. Language. This Lease is held in Spanish and English languages, on the understanding that in case of any discrepancy between such versions, the Spanish language version shall prevail.

VIGESIMA CUARTA. IDIOMA.	TWENTY FOURTH. LANGUAGE.

Este Contrato de Arrendamiento se celebra en idiomás espanol e ingles; en el entendido de que en caso de cualquier discrepancia entre dichas versiones, la versión en idioma español prevalecera.	This Lease is held in Spanish and English languages, on the understanding that in case of any discrepancy between such versions, the Spanish language version shall prevail.

VIGESIMA QUINTA. LEGISLACIÓN APLICABLE Y JURISDICCIÓN.	TWENTY FIFTH. APPLICABLE LAW AND JURISDICTION.

Las partes acuerdan que para la interpretación, cumplimiento y ejecución de esté Contrato de Arrendamiento serán aplicables las leyes del estado de Baja California y su Código Civil, y en caso de controversia, las partes se someten a las tribunales competentes de la Ciudad de Mexicali, Estado de Baja California, renunciando expresamente a cualquier otra jurisdicción que pudiera corresponderles en razón de sus domicilios presentes o futuros o por cualquier otro motivo. Las partes acuerdan que para efectos de este Contrato de Arrendamiento el Código Civil Aplicable en el lugar en que la Propiedad Arrendada se ubica.	The parties agree that for the interpretation, compliance and enforcement of this Lease shall apply the laws of the state of Baja California and its Civil Code, and in case of dispute, the parties submit to the competent courts of the City of Mexicali, Baja California State, expressly renouncing any other jurisdiction that may be applicable due to their present or future domiciles or for any other reason. The parties agree that for purposes of this Lease the Civil Code applicable in the place where the Leased Property is located.

ENTERADAS LAS PARTES del contenido y alcance de esté Contrato de Arrendamiento, y toda vez que para su celebración no fraude mediado, violencia, mala fe o cualquier vicio que pudiera invalidar sus respectivas voluntades, lo ratifican y firman por conducto de sus representantes legales, en esté día primero (01) de febrero del año dos mil diecinueve (2019).	THE PARTIES acknowledge that they are aware of the content and scope of this Lease, and since for its conclusion not mediated fraud, violence, bad faith or any defect that would invalidate their respective wishes, ratify and sign through their legal representatives, on this the first (01) day of February, on the year two thousand nineteen (2019).

ARRENDADOR:	LESSOR:

/s/ PABLO CHARVEL OROZCO	/s/ PABLO CHARVEL OROZCO
INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Representada PABLO CHARVEL OROZCO.	INMOBILIARIA LA RUMOROSA, S.A.P.I. DE C.V., Represented in this act by PABLO CHARVEL OROZCO.

ARRENDATARIA:	LESSEE:

/s/ TROY M. SWOPE	/s/ TROY M. SWOPE
FOOTPRINT MX, S. DE R.L. DE C.V., Representada por TROY M. SWOPE.	FOOTPRINT MX, S. DE R.L. DE C.V., Represented by TROY M. SWOPE.

“TESTIGO”	“WITNESS”

/s/ [witness signature]	/s/ [witness signature]

“TESTIGO”	“WITNESS”

Anexo A / Exhibit A

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo B / Exhibit B

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo C / Exhibit C

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo D / Exhibit D

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo E / Exhibit E

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo F / Exhibit F

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo G / Exhibit G

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo H / Exhibit H

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Anexo I / Exhibit I

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]